UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05488

Nuveen Municipal Income Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 October 2019

Nuveen Municipal Closed-End Funds

NUV	Nuveen Municipal Value Fund, Inc.
NUW	Nuveen AMT-Free Municipal Value Fund
NMI	Nuveen Municipal Income Fund, Inc.
NEV	Nuveen Enhanced Municipal Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Table of Contents

Chair’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	10

Common Share Information	11

Risk Considerations	14

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	23

Report of Independent Registered Public Accounting Firm	24

Portfolios of Investments	25

Statement of Assets and Liabilities	72

Statement of Operations	73

Statement of Changes in Net Assets	74

Statement of Cash Flows	76

Financial Highlights	78

Notes to Financial Statements	82

Additional Fund Information	93

Glossary of Terms Used in this Report	94

Reinvest Automatically, Easily and Conveniently	96

Annual Investment Management Agreement Approval Process	97

Board Members & Officers	105

Chair’s Letter
to Shareholders

Dear Shareholders,
Financial markets have been receiving mixed messages over the past year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakened among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. As the economic cycle advances toward its later stage, corporate profits are shrinking and earnings forecasts are being downgraded. A waning growth outlook has held interest rates near historically low levels, while stock market indexes have overcome periodic volatility to touch historical highs.
While we continue to anticipate slower economic growth and increased market volatility, we note that recession fears have receded from earlier in the year. The U.S. economy held steady in the third quarter, and nearer-term economic indicators have provided upside surprises. Consumer confidence remains underpinned by low unemployment and modest wage growth. Looser financial conditions, in part driven by the Federal Reserve’s three interest rate cuts in 2019, have revived momentum in the housing market and should continue to encourage borrowing by consumers and businesses. Outside the U.S., Germany avoided a recession in the second half of 2019 and other eurozone economic indicators are pointing to stabilization and improving sentiment. Consumers in Europe and Japan, like those in the U.S., have remained supported by jobs growth and rising wages. Although the outcomes of trade, Brexit and other geopolitical concerns continue to be uncertain, some clarity on these issues could be a potential source of upside.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
December 23, 2019

Portfolio Managers’ Comments
Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Christopher L. Drahn, CFA, and Steven M. Hlavin discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these four national Funds. Dan has managed NUV and NUW since 2016. Chris assumed portfolio management responsibility for NMI in 2011. Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility in 2010.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the third quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “second” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in consumer spending and the housing sector helped offset a decline in business investment during the July to September 2019 period. By comparison, annualized GDP growth was 2.0% in the second quarter and 3.1% in the first quarter.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.6% in October 2019 from 3.8% in October 2018 and job gains averaged around 174,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.0% in October 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended October 31, 2019 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.2% year-over-year in September 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.5% and 2.1%, respectively.
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019, September 2019 and October 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. After setting new trade meetings in September and October 2019, tariff waivers were announced on a selected group of U.S. and Chinese goods and the two sides signaled progress toward a partial trade deal. The U.S., Mexico and Canada Agreement (USMCA) trade deal replacing the North American Free Trade Agreement had yet to be ratified by the national congresses (subsequent to the close of the reporting period, the trade deal was passed by the House of Representatives), while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. With the U.S. House of Representatives opening an impeachment inquiry into President Trump, ratification of the USMCA deal was expected to be delayed. The Trump administration delayed imposing auto tariffs on the European Union (EU), as it continued to focus more on the China trade negotiations, but duties on $7.5 billion worth of EU goods including wine and cheese went into effect in October 2019 in retaliation for a dispute over aircraft subsidies. Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline and resigned as of June 7, 2019. The EU extended the deadline to October 31, 2019, which Prime Minister May’s successor, Boris Johnson, was unable to meet after a series of political maneuvers failed to secure an approval for his exit plan. In October 2019, the EU approved a “flextension” to January 31, 2020 and a U.K. general election was scheduled for December (subsequent to the close of the reporting period, on December 19, 2019, the British Parliament passed the Brexit Bill). In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the EU. However, following the unexpected resignation of the prime minister in August 2019, the newly formed coalition government appeared to take a less antagonistic stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s presidential election. Incumbent candidate President Macri, seen as market-friendly, suffered a surprising defeat in the August 2019 primary, and the Peronist ticket of Alberto Fernandez/Cristina Fernandez de Kirchner won as expected in the October 2019 election. In the U.K., the possibility of a no-deal Brexit initially increased under new Prime Minister Boris Johnson, but Parliament voted for a bill to prevent that outcome. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

Municipal bonds delivered strong performance over the twelve-month reporting period. The significant decline in interest rates was the main driver of higher municipal bond prices, with positive technical and fundamental conditions also supporting credit spread tightening. At the start of the reporting period, the prevailing economic outlook was generally positive and the Fed had been increasing its main policy interest rate, driving the 10-year U.S. Treasury yield to a high of 3.24% in November 2018. However, sentiment shifted sharply at the end of 2018, causing a reversal in market conditions. Interest rates declined significantly over the remainder of the reporting period on signs of a weaker macroeconomic environment, more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. The U.S. Treasury yield curve flattened overall, with a portion of the curve temporarily inverting from late August 2019 to late September 2019. The municipal yield curve also flattened overall, particularly from the 2-year to 20-year segment. Despite concerns about the broader economic outlook, credit conditions remained favorable for municipal credits. State tax revenues have increased across the 50 states and a healthy housing market added to local government tax revenues. Defaults in 2019 so far have been mainly confined to idiosyncratic situations.
Municipal bond gross issuance nationwide totaled $378.2 billion in this reporting period, a 6.9% decrease from the issuance for the twelve-month reporting period ended October 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue. Notably, taxable municipal bond issuance has increased meaningfully in 2019. The Tax Cut and Jobs Act of 2017 prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs.
Demand for municipal bonds has been robust. Cash flows into municipal bond funds have been consistently positive year-to-date in 2019. Low interest rates in the U.S. and globally have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.
What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2019?
Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Municipal bond performance was strongly positive in the reporting period. Municipal yields fell across all maturities and the yield curve flattened, which resulted in the outperformance of longer maturity bonds over shorter maturity bonds. Positive credit conditions and strong demand for higher yielding assets and tax-exempt income helped credit spreads remain stable to improving.
During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives.
NUV and NUW were fairly active during the reporting period. Our purchases continued to emphasize longer maturity structures and intermediate to lower investment grade (i.e., single A to BBB) credit quality. We bought credits across nine different sectors, with an emphasis on health care and dedicated tax bonds. One of the dedicated tax purchases was Puerto Rico sales tax revenue bonds

Portfolio Managers’ Comments (continued)
known as COFINAs, which were the first major Puerto Rico credit to emerge from the bankruptcy-like restructuring process. Other additions included utilities (both private and public), local general obligation (GO), toll roads and local appropriation bonds. We also took advantage of a tactical opportunity in the marketplace to buy 4% coupon bonds over 5% coupons for the additional yield opportunity and still reasonable defensiveness offered by the 4% coupon structures. Called and maturing bonds provided most of the proceeds to make new purchases. We also sold some lower embedded book yield paper to reinvest in bonds with higher embedded yields. In the second half of the period, both NUV and NUW collapsed a tender option bond (TOB) trust to help shorten the portfolios’ overall durations.
For NMI, we remained comfortable with the Fund’s positioning, maintaining overweight allocations to lower investment grade credits and longer duration structures. NMI continued to be overweight to the single A, BBB and non-rated categories, while maintaining underweight allocations in the highest grade (AAA and AA) paper. Health care and transportation remained NMI’s largest overweights relative to the general municipal market, while state and local general obligation (GO) bonds remained underweighted. An overweight to the pre-refunded sector increased as existing holdings were advance refunded. We added incrementally to the toll road sector during the reporting period. Like NUV and NUW, NMI also tactically added to 4% coupon bonds over 5% coupon bonds for the additional yield opportunity and still reasonable defensiveness offered by the 4% coupon structures. To fund NMI’s new purchases, we frequently used the proceeds from called or maturing bonds.
Trading activity in NEV was relatively muted in this reporting period. New purchases were mostly driven by reinvesting the proceeds from called and maturing bonds. Among the larger calls during the reporting period were Bay Area Toll Authority (BATA), Fred Hutchinson Cancer Research Center in Washington, Whitworth University in Washington and Providence Health in California. We bought credits across a diverse range of issuers and sectors including tobacco (specifically Buckeye Tobacco) credits, Chicago GOs, COFINAs, single family housing bonds in Nebraska and Texas, New York Liberty 3 World Trade Center, Virgin Trains USA and Big River Steel. We also replaced the BATAs with the new issue from the refunding deal.
As of October 31, 2019, NUV, NUW and NEV continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, during this reporting period NUW shorted interest rate futures contracts to help manage the duration of its portfolio. These contracts had a negative impact on performance during the reporting period.
How did the Funds perform during the twelve-month reporting period ended October 31, 2019?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended October 31, 2019. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.
For the twelve months ended October 31, 2019, the total returns at NAV for NUV, NUW and NEV outperformed the return for the national S&P Municipal Bond Index and NMI trailed the return for the national index.
The factors affecting performance in this reporting period included yield curve and duration positioning, credit ratings allocation and sector allocation. Given differences in the maturity structures of the four Funds’ portfolios, the performance impact of duration and yield curve positioning varied by Fund. In this reporting period, the overall decline in yields and the flattening of the yield curve helped longer duration bonds outperform shorter duration bonds. For NUV and NUW, duration positioning was a large contributor to relative performance. NUV benefited most from its overweight to 10 years and longer duration and underweight to 0- to 4-year durations. NUW was most helped by its overweight to 8 years and longer durations, although the overweight to 0- to 2-year durations was a detractor. NUW’s exposure to short bonds includes bonds bought when the Fund began operations in 2009, when prevailing interest rates were higher. We have continued to hold legacy bonds for their higher embedded yields, which have benefited the Fund’s income earnings, and now many of those bonds have drifted into the 0- to 2-year duration range.

Yield curve and duration positioning had an overall neutral impact on performance for NMI. The Fund held a modest overweight in longer duration bonds, which performed well, but this was counterbalanced by lower duration holdings that underperformed. Similar to NUW, the shorter duration bonds held by NMI were bought when prevailing interest rates were higher and offer higher embedded book yields, which has been favorable for NMI’s income distribution capabilities. NEV’s longer duration target was advantageous in this reporting period, but duration positioning was a lesser contributor to relative outperformance than credit selection.
Credit ratings allocations were beneficial to NUV and NUW. The two Funds’ underweights to AAA rated bonds and overweights to single A and BBB rated bonds were favorable to relative performance. NMI’s overweight allocations in the single A, BBB and non-rated categories contributed to relative outperformance due to their price appreciation and their enhanced income relative to the general market. NEV, which holds a higher weighting in high yield bonds compared to the other three Funds, saw a more modest contribution from ratings allocations, as the rally in high yield bonds was smaller than that of higher grade bonds.
Sector positioning added value in NUV and NUW. The Funds’ overweight allocations to the dedicated tax sector outperformed, which helped offset the overweight to the lagging pre-refunded sector. Pre-refunded bonds underperformed the general market in this reporting period due to their shorter durations and higher credit quality. For NMI, strong performance came from overweight allocations in the health care (particularly hospitals) and toll road sectors. However, NMI’s overweight allocation to pre-refunded bonds was a relative drag on performance, but we continue to hold the bonds for their income generation. Sector performance was mixed across NEV’s portfolio. Overweight allocations to the hospital, tobacco and industrial development revenue sectors were positive contributors to performance. Detractors included an underweight to local GOs (a sector that outperformed in this reporting period) and an overweight to appropriation bonds (a sector that underperformed). NEV’s underweight allocation in the utilities sector was somewhat unfavorable on a relative basis because the sector performed well in the broad market, but our security selection in utilities was advantageous as positions in Santee Community Development Commission, Guam Power Authority and prepaid gas bonds strongly outperformed. Additionally, the senior living facilities sector was among the weakest performing segments in this reporting period, and NEV held minimal exposure there.
We continued to add value through individual credit selection. NUV and NUW benefited from their TOB holdings, as well as selections in longer dated, lower rated bonds. The two Funds’ zero coupon bonds performed especially well, given their long durations, whereas their holdings in shorter dated and high quality bonds tended to underperform. In addition, NUV and NUW’s bonds bought between mid-August and early September 2019, when interest rates were at their low for the year, generally lagged. NUW’s duration shortening futures contracts also hurt performance (as detailed in the key strategies discussion of this report). For NEV, credit selection was the largest contributor to performance in this reporting period. Top performers included FirstEnergy Solutions, Loma Linda University Medical Center and Guam Power Authority, as well as zero coupon bonds issued for the Chicago Board of Education, Chicago GOs, Loyola University and the E-470 tollway in Colorado. There were few meaningful detractors for NEV other than Virgin Trains USA, a high-speed passenger rail system in southeastern Florida formerly known as Brightline. Virgin Trains USA reported a slower than expected ramp-up in initial passenger traffic, in part due to hurricane-related impacts, and issued a large bond offering to finance the second phase extending the line to Orlando. After Virgin Trains USA credits’ recent run of strong outperformance, these events contributed to technical selling pressure toward the end of the reporting period.
In addition, the use of leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of NEV’s common shares relative to its comparative benchmark was the Fund’s use of leverage through investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. This was also a factor, although less significantly, for NUV and NUW because their use of leverage is more modest. NMI did not invest in inverse floating rate securities during the reporting period. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.
The use of leverage through inverse floating rate securities had a positive impact on the total return performance of NUV, NUW and NEV over the reporting period. NMI did not invest in inverse floating rate securities during the reporting period.
As of October 31, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Effective Leverage*	1.34%	1.32%	0.00%	35.11%

*  Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of October 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NUV	NUW	NMI	NEV
November 2018	$0.0310	$0.0560	$0.0360	$0.0565
December	0.0310	0.0560	0.0360	0.0565
January	0.0310	0.0560	0.0360	0.0565
February	0.0310	0.0560	0.0360	0.0565
March	0.0310	0.0560	0.0360	0.0565
April	0.0310	0.0560	0.0360	0.0565
May	0.0310	0.0560	0.0360	0.0565
June	0.0310	0.0560	0.0360	0.0565
July	0.0310	0.0560	0.0360	0.0565
August	0.0310	0.0560	0.0360	0.0565
September	0.0310	0.0470	0.0360	0.0565
October 2019	0.0310	0.0470	0.0360	0.0565
Total Distributions from Net Investment Income	$0.3720	$0.6540	$0.4320	$0.6780
Total Distributions from Long Term Capital Gains*	$—	$0.0965	$0.0719	$—
Total Distributions	$0.3720	$0.7505	$0.5039	$0.6780

Yields
Market Yield**	3.57%	3.35%	3.81%	4.64%
Taxable-Equivalent Yield**	5.98%	5.51%	6.34%	7.78%

*	Distribution paid in December 2018.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Common Share Information (continued)
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NUW and NMI were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NUW and NMI, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are shown in the accompanying table:

	NUW	NMI
Additional authorized common shares	1,500,000	800,000

During the current reporting period, NUW and NMI sold common shares through their Shelf Offerings at a weighted average premium to the NAV per common share as shown in the accompanying table.

	NUW	NMI
Common shares sold through shelf offering	109,938	72,629
Weighted average premium to NAV per common share sold	5.25%	1.40%

Refer to the Notes to Financial Statements, Note 5 – Fund Shares, Common Share Equity Shelf Programs and Offering Costs for further details on Shelf Offerings and each Fund’s transactions.

COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of October 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Common shares cumulatively repurchased and retired	—	—	—	—
Common shares authorized for repurchase	20,690,000	1,550,000	875,000	2,495,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of October 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Common share NAV	$10.57	$16.90	$11.32	$15.23
Common share price	$10.43	$16.83	$11.33	$14.60
Premium/(Discount) to NAV	(1.32)%	(0.41)%	0.09%	(4.14)%
12-month average premium/(discount) to NAV	(3.59)%	(1.42)%	(1.89)%	(6.20)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal Value Fund, Inc. (NUV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUV.
Nuveen AMT-Free Municipal Value Fund (NUW)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUW.
Nuveen Municipal Income Fund, Inc. (NMI)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMI.
Nuveen Enhanced Municipal Value Fund (NEV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. The Fund uses only inverse floaters for its leverage, increasing its exposure to interest rate risk and credit risk, including counter-party credit risk. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NEV.
Investment Policy Update
While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on a Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.

NUV	Nuveen Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NUV at Common Share NAV	11.35%	4.60%	5.53%
NUV at Common Share Price	17.92%	5.65%	5.05%
S&P Municipal Bond Index	9.07%	3.55%	4.49%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NUV	Performance Overview and Holding Summaries as of October 31, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.0%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate
Obligations	101.4%
Floating Rate Obligations	(1.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.5%
AAA	6.2%
AA	33.3%
A	26.1%
BBB	17.6%
BB or Lower	5.1%
N/R (not rated)	4.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.7%
Transportation	21.6%
Tax Obligation/General	12.5%
Health Care	10.3%
Utilities	8.4%
U.S. Guaranteed	7.9%
Other	14.6%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	15.2%
Illinois	12.5%
California	8.8%
Colorado	7.0%
New York	5.2%
Florida	4.8%
New Jersey	4.0%
Ohio	3.8%
Washington	3.2%
Nevada	3.1%
Michigan	2.7%
Indiana	2.3%
Virginia	2.3%
Georgia	2.3%
South Carolina	1.7%
Wisconsin	1.7%
Other	19.4%
Total	100%

NUW	Nuveen AMT-Free Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NUW at Common Share NAV	11.38%	4.43%	5.53%
NUW at Common Share Price	22.81%	4.78%	5.80%
S&P Municipal Bond Index	9.07%	3.55%	4.49%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NUW	Performance Overview and Holding Summaries as of October 31, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.3%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate
Obligations	100.8%
Floating Rate Obligations	(0.8)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	1.6%
AAA	6.6%
AA	38.1%
A	27.9%
BBB	17.6%
BB or Lower	4.6%
N/R (not rated)	3.6%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.2%
Tax Obligation/General	16.2%
Utilities	15.0%
Health Care	12.7%
Transportation	11.9%
Water and Sewer	8.4%
Consumer Staples	4.9%
Other	7.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	14.1%
Texas	11.2%
Colorado	9.4%
Illinois	9.0%
Nevada	6.5%
Georgia	4.3%
Florida	4.1%
New York	4.1%
Maryland	3.7%
Kentucky	3.3%
Washington	3.2%
Ohio	3.1%
New Jersey	2.9%
Puerto Rico	2.7%
Other	18.4%
Total	100%

NMI	Nuveen Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NMI at Common Share NAV	8.45%	4.07%	5.77%
NMI at Common Share Price	17.61%	4.53%	5.54%
S&P Municipal Bond Index	9.07%	3.55%	4.49%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NMI	Performance Overview and Holding Summaries as of October 31, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.6%
Other Assets Less Liabilities	1.4%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.8%
AAA	0.6%
AA	17.1%
A	35.1%
BBB	22.4%
BB or Lower	6.7%
N/R (not rated)	6.3%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	20.1%
Tax Obligation/General	14.4%
Transportation	14.2%
Tax Obligation/Limited	12.1%
U.S. Guaranteed	11.6%
Education and Civic Organizations	9.1%
Utilities	6.7%
Long-Term Care	4.9%
Other	6.9%
Total	100%

States and Territories
(% of total municipal bonds)
California	17.2%
Illinois	10.0%
Colorado	9.6%
Texas	8.1%
Wisconsin	6.4%
Florida	5.7%
Ohio	3.9%
Missouri	3.3%
Pennsylvania	3.0%
New Jersey	2.9%
Michigan	2.7%
Arizona	2.5%
Tennessee	2.4%
Minnesota	2.4%
Other	19.9%
Total	100%

NEV	Nuveen Enhanced Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NEV at Common Share NAV	11.92%	5.01%	7.27%
NEV at Common Share Price	20.66%	5.42%	6.06%
S&P Municipal Bond Index	9.07%	3.55%	4.49%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NEV	Performance Overview and Holding Summaries as of October 31, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	126.5%
Other Assets Less Liabilities	4.8%
Net Assets Plus Floating Rate
Obligations	131.3%
Floating Rate Obligations	(31.3)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	12.9%
AAA	4.1%
AA	25.3%
A	17.9%
BBB	19.4%
BB or Lower	12.3%
N/R (not rated)	8.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.4%
Transportation	15.2%
Health Care	14.2%
Tax Obligation/General	12.5%
Education and Civic Organizations	7.6%
U.S. Guaranteed	7.1%
Consumer Staples	6.2%
Utilities	6.1%
Other	8.7%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	16.1%
New Jersey	10.0%
Ohio	8.7%
California	8.4%
Pennsylvania	6.8%
Wisconsin	6.6%
Louisiana	4.7%
Guam	4.6%
Florida	3.9%
New York	3.5%
Georgia	3.1%
Washington	2.5%
Colorado	2.4%
Other	18.7%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on August 7, 2019 for NUV, NUW, NMI and NEV; at this meeting the shareholders were asked to elect Board Members.

	NUV	NUW	NMI	NEV
	Common	Common	Common	Common
	Shares	Shares	Shares	Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	179,127,011	14,084,167	7,693,870	22,312,585
Withhold	3,726,151	548,477	358,275	1,468,617
Total	182,853,162	14,632,644	8,052,145	23,781,202
Judith M. Stockdale
For	179,023,228	14,080,352	7,685,835	22,328,943
Withhold	3,829,934	552,292	366,310	1,452,259
Total	182,853,162	14,632,644	8,052,145	23,781,202
Carole E. Stone
For	179,198,998	14,087,533	7,694,498	22,336,074
Withhold	3,654,164	545,111	357,647	1,445,128
Total	182,853,162	14,632,644	8,052,145	23,781,202
Margaret L. Wolff
For	179,437,892	14,101,825	7,764,471	22,408,935
Withhold	3,415,270	530,819	287,674	1,372,267
Total	182,853,162	14,632,644	8,052,145	23,781,202

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of
Nuveen Municipal Value Fund, Inc.
Nuveen AMT-Free Municipal Value Fund
Nuveen Municipal Income Fund, Inc.
Nuveen Enhanced Municipal Value Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund, Nuveen Municipal Income Fund, Inc., and Nuveen Enhanced Municipal Value Fund (the “Funds”), including the portfolios of investments, as of October 31, 2019, the related statements of operations and cash flows (Nuveen Enhanced Municipal Fund) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of their operations and the cash flows of Nuveen Enhanced Municipal Value Fund for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 27, 2019

NUV	Nuveen Municipal Value Fund, Inc. Portfolio of Investments October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.0%
	MUNICIPAL BONDS – 100.0%
	Alabama – 0.2%
$ 3,805	Homewood, Alabama, General Obligation Warrants, Refunding Series 2016, 5.000%, 9/01/36	9/26 at 100.00	AA+	$ 4,536,055
	Alaska – 0.1%
2,710	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,	11/19 at 100.00	B3	2,713,686
	Series 2006A, 5.000%, 6/01/32
	Arizona – 1.3%
7,525	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds,	No Opt. Call	A+	8,634,411
	Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (AMT) (Mandatory Put 6/03/24)
2,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	AA–	3,586,775
	Series 2017A, 5.000%, 7/01/35
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc	No Opt. Call	A3	7,539,056
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
4,240	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	9/20 at 100.00	AA	4,360,416
	Healthcare, Series 2006C Re-offering, 5.000%, 9/01/35 – AGM Insured
	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 7/01/32	7/27 at 100.00	AA	1,236,860
1,410	5.000%, 7/01/33	7/27 at 100.00	AA	1,740,025
1,000	5.000%, 7/01/34	7/27 at 100.00	AA	1,231,470
750	5.000%, 7/01/35	7/27 at 100.00	AA	921,352
24,460	Total Arizona			29,250,365
	California – 8.8%
4,615	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	4,346,084
	Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA– (4)	5,668,500
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
3,920	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	11/19 at 45.94	CCC–	1,812,138
	Gold Country Settlement Funding Corporation, Refunding Series 2006, 0.000%, 6/01/33
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
3,275	5.450%, 6/01/28	11/19 at 100.00	B2	3,324,878
4,200	5.600%, 6/01/36	11/19 at 100.00	B2	4,230,114
1,175	California Department of Water Resources, Central Valley Project Water System Revenue	12/26 at 100.00	AAA	1,455,708
	Bonds, Refunding Series 2016AW, 5.000%, 12/01/33
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health,	11/26 at 100.00	AA–	11,859,300
	Refunding Series 2016B, 5.000%, 11/15/46
1,200	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles,	8/27 at 100.00	BBB+	1,432,872
	Series 2017A, 5.000%, 8/15/37
3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System,	7/23 at 100.00	AA–	4,340,606
	Series 2013A, 5.000%, 7/01/33
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/20 at 100.00	Baa2 (4)	2,407,081
	Series 5.750%, 7/01/40 (Pre-refunded 7/01/20)
6,130	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB	7,177,494
	Series 2018A, 5.000%, 12/31/43 (AMT)

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,725	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego	1/29 at 100.00	BBB	$ 3,262,207
	County Water Authority Desalination Project Pipeline, Refunding Series 2019,
	5.000%, 11/21/45, 144A
1,625	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	1,834,544
	Series 2013I, 5.000%, 11/01/38
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	Aa2	5,356,650
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	3,908,695
	Linda University Medical Center, Series 2016A, 5.000%, 12/01/46, 144A
4,505	Covina-Valley Unified School District, Los Angeles County, California, General	No Opt. Call	A+	3,794,066
	Obligation Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured
5,700	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	6,914,385
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,180	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/31 at 100.00	A–	2,289,174
	Refunding Series 2013A, 0.000%, 1/15/42 (5)
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA+ (4)	29,260,200
	Series 1995A, 0.000%, 1/01/22 (ETM)
14,100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	14,558,109
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
	Merced Union High School District, Merced County, California, General Obligation Bonds,
	Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,368,050
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	2,378,015
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	A–	2,011,976
	Bonds, Election 1998 Series 2004, 0.000%, 8/01/27 – FGIC Insured
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
3,060	0.000%, 8/01/28 (5)	2/28 at 100.00	Aa1	3,328,178
2,315	0.000%, 8/01/43 (5)	8/35 at 100.00	Aa1	2,270,321
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	5,564,305
	Series 2009C, 6.500%, 11/01/39
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	7,396,305
	Series 2004C, 0.000%, 8/01/33 – AGM Insured
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds,
	Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	Aa3	2,391,016
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa3	2,416,690
450	San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement	6/28 at 100.00	BBB	482,036
	Bonds, Subordinate Series 2018C, 4.000%, 6/01/32
10,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A+	12,528,000
	International Airport, Refunding Second Series 2019D, 5.000%, 5/01/39
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue	2/21 at 100.00	BBB+ (4)	268,425
	Bonds, Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41
	(Pre-refunded 2/01/21)
12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	10,727,176
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/25 – NPFG Insured
13,220	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	11,320,286
	Series 2006A, 0.000%, 9/01/28 – NPFG Insured
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	4,660,650
	Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,815	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 29.16	AA	$ 1,438,457
	Refunding Series 2015, 0.000%, 8/01/48
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	11/19 at 100.00	B	2,007,700
	Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27
195,595	Total California			192,790,391
	Colorado – 7.1%
7,500	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds,	12/28 at 100.00	Aa1	9,586,425
	Series 2019A, 5.500%, 12/01/43
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	7,977,565
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
4,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	4,445,933
	Series 2019A-2, 4.000%, 8/01/49
15,925	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	16,020,709
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
1,255	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	1,374,012
	Senior Lien Series 2017, 5.000%, 12/31/51
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/22 at 100.00	AA (4)	2,178,060
	Revenue Bonds, Series 2012A, 5.000%, 3/01/41 (Pre-refunded 3/01/22)
4,500	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series	3/28 at 100.00	Aa2	5,522,220
	2018N, 5.000%, 3/15/37
	Colorado State, Certificates of Participation, Lease Purchase Financing Program,
	National Western Center, Series 2018A:
1,250	5.000%, 9/01/30	3/28 at 100.00	Aa2	1,562,500
2,000	5.000%, 9/01/31	3/28 at 100.00	Aa2	2,492,200
1,260	5.000%, 9/01/32	3/28 at 100.00	Aa2	1,565,222
620	5.000%, 9/01/33	3/28 at 100.00	Aa2	768,471
3,790	Colorado State, Certificates of Participation, Rural Series 2018A, 5.000%, 12/15/37	12/28 at 100.00	Aa2	4,714,949
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
2,750	5.000%, 11/15/25	11/22 at 100.00	AA–	3,060,668
2,200	5.000%, 11/15/29	11/22 at 100.00	AA–	2,438,128
5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	5,780,026
	2013B, 5.000%, 11/15/43
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center	12/26 at 100.00	Baa2	2,304,220
	Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/35
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
9,660	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	7,690,326
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	17,949,382
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	12,179,480
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	3,344,760
	0.000%, 9/01/39 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
7,700	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	5,163,774
10,075	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	4,129,339
8,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	12,189,040
	Springs Utilities, Series 2008, 6.500%, 11/15/38
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds,	11/21 at 100.00	Baa3	5,367,650
	Refunding Series 2011, 6.000%, 11/01/26
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project	7/20 at 100.00	BBB	3,846,863
	Private Activity Bonds, Series 2010, 6.000%, 1/15/41

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,945	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	11/26 at 100.00	AA+	$ 5,911,006
	Series 2017A, 5.000%, 11/01/40
4,250	University of Colorado, Enterprise System Revenue Bonds, Series 2018B, 5.000%, 6/01/43	6/28 at 100.00	Aa1	5,222,570
165,650	Total Colorado			154,785,498
	Connecticut – 0.8%
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/21 at 100.00	A	1,570,470
	HealthCare, Series 2011A, 5.000%, 7/01/41
8,440	Connecticut State, General Obligation Bonds, Series 2015E, 5.000%, 8/01/29	8/25 at 100.00	A1	9,882,480
5,000	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/33	11/25 at 100.00	A1	5,834,150
9,999	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	374,964
	Series 2013A, 0.070%, 7/01/31 (cash 4.000%, PIK 2.050%) (6)
24,939	Total Connecticut			17,662,064
	District of Columbia – 0.4%
15,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	12/19 at 19.53	N/R	2,865,300
	Bonds, Series 2006A, 0.000%, 6/15/46
5,390	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Senior	4/28 at 100.00	AAA	6,574,452
	Lien Series 2018B, 5.000%, 10/01/43
20,390	Total District of Columbia			9,439,752
	Florida – 4.8%
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%,	10/21 at 100.00	AA (4)	3,219,720
	10/01/41 (Pre-refunded 10/01/21) – AGM Insured
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance	6/25 at 100.00	N/R	625,178
	Charter School Income Projects, Series 2015A, 6.000%, 6/15/35, 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
3,400	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A	1/20 at 104.00	N/R	3,238,500
3,400	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	1/20 at 105.00	N/R	3,216,196
3,400	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	1/20 at 105.00	N/R	3,203,514
4,000	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	4,892,720
3,500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2019A, 5.000%, 10/01/44	10/29 at 100.00	AA–	4,340,700
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A+	2,625,279
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40
5,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	7/20 at 100.00	A	5,208,139
	2010A, 5.000%, 7/01/40
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami	8/21 at 100.00	A (4)	10,279,950
	Children’s Hospital, Series 2010A, 6.000%, 8/01/46 (Pre-refunded 8/01/21)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A	2,292,820
	Refunding Series 2014B, 5.000%, 10/01/37
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A (4)	4,140,560
	2010B, 5.000%, 10/01/29 (Pre-refunded 10/01/20)
4,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series	7/22 at 100.00	AA	4,337,120
	2012, 5.000%, 7/01/42
9,590	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%,	10/20 at 100.00	AA (4)	9,926,993
	10/01/39 (Pre-refunded 10/01/20) – AGM Insured
	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2018A:
3,500	5.000%, 10/01/36	10/27 at 100.00	AA	4,301,990
3,780	5.000%, 10/01/37	10/27 at 100.00	AA	4,626,720
1,120	5.000%, 10/01/38	10/27 at 100.00	AA	1,367,733
10,725	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A,	5/24 at 100.00	AA+ (4)	12,496,770
	5.000%, 11/01/44 (Pre-refunded 5/01/24)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical	11/22 at 100.00	BBB+	$ 3,452,540
	Center, Series 2013A, 5.000%, 11/01/43
4,000	Pembroke Pines, Florida, Capital Improvement Revenue Bonds, Series 2019A, 4.000%,	7/29 at 100.00	AA	4,523,280
	7/01/38, (WI/DD, Settling 11/07/19)
1,020	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	1,212,790
	Electric Cooperative, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42
6,865	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA	7,482,163
	4.000%, 5/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,572,844
	5.000%, 11/15/33
95,295	Total Florida			104,584,219
	Georgia – 2.3%
3,325	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	Aa2	3,861,455
	5.000%, 11/01/40
4,945	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	5,027,928
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
2,290	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health	4/27 at 100.00	A	2,664,965
	System, Inc Project, Series 2017A, 5.000%, 4/01/47
6,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	7,405,860
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.500%, 2/15/42
16,145	Municipal Electric Authority of Georgia Plant Vogtle Units 3&4 Project J Bonds, Series	7/28 at 100.00	A	18,471,172
	2019A, 5.000%, 1/01/49
5,865	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	6,904,864
	Series 20188HH, 5.000%, 1/01/44
2,415	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,728,636
	Series 2015A, 5.000%, 1/01/35
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	2,374,580
	Refunding Series 2016A, 5.000%, 10/01/46
42,985	Total Georgia			49,439,460
	Guam – 0.0%
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	381,972
	Hawaii – 0.4%
4,830	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2018A, 5.000%, 9/01/40	9/28 at 100.00	Aa1	5,971,426
3,000	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution,	1/28 at 100.00	Aa2	3,679,770
	Senior Series 2018A, 5.000%, 7/01/37
7,830	Total Hawaii			9,651,196
	Illinois – 12.5%
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	5,973,550
	Series 2016, 6.000%, 4/01/46
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	6,081,250
	Series 2016A, 7.000%, 12/01/44
2,945	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	3,553,997
	Series 2016B, 6.500%, 12/01/46
4,710	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	5,999,739
	Series 2017A, 7.000%, 12/01/46, 144A
17,725	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	15,594,632
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured
7,495	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	5,106,568
	Tax Revenues, Series 1999A, 0.000%, 12/01/31 – NPFG Insured

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A,	1/22 at 100.00	AA+	$ 1,573,155
	5.000%, 1/01/36
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A:
1,195	4.750%, 1/01/30 – AGM Insured	12/19 at 100.00	AA	1,197,725
2,175	4.625%, 1/01/31 – AGM Insured	12/19 at 100.00	AA	2,179,720
5,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 –	12/19 at 100.00	AA	5,013,300
	AGC Insured
3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General	No Opt. Call	AA	3,266,083
	Obligation Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	9,188,997
1,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/35	11/26 at 100.00	AA–	1,157,560
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	BB	3,366,113
	Corporation Project, Series 2010, 6.750%, 10/15/40
5,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AA	5,375,100
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding
	Series 2010A:
510	6.000%, 5/15/39	5/20 at 100.00	A	524,326
3,110	6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	3,188,030
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated	5/25 at 100.00	AA–	5,669,450
	Group, Series 2015A, 5.000%, 11/15/38
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	636,244
825	5.000%, 8/15/44	8/25 at 100.00	Baa1	922,804
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/21 at 100.00	AA– (4)	2,634,175
	Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA+	3,163,740
	5.000%, 10/01/51
5,125	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/28	1/26 at 100.00	BBB	5,748,712
1,755	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB	1,997,506
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB	698,328
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	6,116,522
	5.000%, 1/01/38
4,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B,	7/26 at 100.00	AA–	4,658,160
	5.000%, 1/01/41
5,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue	12/19 at 100.00	N/R	4,787,350
	Bonds, First Tier Series 2005A-2, 5.500%, 1/01/36
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	Baa2	16,131,696
	Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 2002B:
495	5.500%, 6/15/20	12/19 at 100.00	BBB	496,346
2,380	5.550%, 6/15/21	12/19 at 100.00	BBB	2,386,545
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 1994B:
3,635	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	BBB	3,526,786
5,190	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	BBB	4,138,714
11,675	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	BBB	8,919,933

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
$ 2,315	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	$ 2,604,051
7,685	5.700%, 6/15/24	6/22 at 101.00	BBB	8,477,170
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	BBB	3,294,770
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	BBB	13,431,409
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BBB	12,450,060
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	BBB	12,756,880
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	5,906,384
10,000	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BBB	5,468,300
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	BBB	13,231,180
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	8,717,069
	Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured
8,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	11,175,200
	Illinois, General Obligation Bonds, Series 2003A, 6.000%, 7/01/33 – NPFG Insured
5,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	6/24 at 100.00	AA	5,568,550
	Illinois, General Obligation Bonds, Series 2014A, 5.000%, 6/01/44
5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville	No Opt. Call	AA	4,612,075
	Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 – AGM Insured
10,285	Springfield, Illinois, Water Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/37 (UB) (7)	3/22 at 100.00	AA–	11,016,161
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	695,959
	6.000%, 10/01/42
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	745,235
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	A+	2,408,144
315,845	Total Illinois			273,531,453
	Indiana – 2.3%
5,010	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A	5,455,990
	Series 2012A, 5.000%, 5/01/42
2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	2,425,118
	Group, Refunding 2015A, 4.000%, 12/01/40
5,740	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	6,233,812
	Project, Series 2013A, 5.000%, 7/01/48 (AMT)
2,000	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	2,335,680
	2016A, 5.000%, 1/01/42
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus	2/29 at 100.00	AAA	6,195,650
	Bonds, Courthouse & Jail Project, Series 2019A, 5.250%, 2/01/54
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,550	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	12,356,354
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	2,215,296
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	12,827,545
49,545	Total Indiana			50,045,445
	Iowa – 0.5%
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
175	5.375%, 6/01/38	12/19 at 100.00	B–	175,035
7,000	5.625%, 6/01/46	12/19 at 100.00	B–	7,001,260
4,965	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	12/19 at 100.00	B–	4,971,405
	5.600%, 6/01/34
12,140	Total Iowa			12,147,700

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 1.4%
$ 440	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue	11/19 at 100.00	Baa2	$ 441,434
	Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern
	Kentucky International Airport, Series 2016:
1,530	5.000%, 1/01/27	1/26 at 100.00	A1	1,851,300
1,600	5.000%, 1/01/28	1/26 at 100.00	A1	1,925,920
2,000	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington	9/28 at 100.00	A2	2,373,660
	Center Corporation Project, Series 2018A, 5.000%, 9/01/48
1,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A	1,047,090
	Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation
	Kentucky Information Highway Project, Senior Series 2015A:
2,175	5.000%, 7/01/40	7/25 at 100.00	BBB+	2,391,978
6,760	5.000%, 1/01/45	7/25 at 100.00	BBB+	7,404,972
6,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown	7/31 at 100.00	Baa3	6,503,400
	Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39 (5)
5,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series	4/27 at 100.00	A1	5,975,750
	2017, 5.000%, 4/01/30
26,505	Total Kentucky			29,915,504
	Louisiana – 1.2%
1,335	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A,	2/29 at 100.00	AA	1,483,719
	4.000%, 2/01/45
2,310	Louisiana Local Government Environmental Facilities and Community Development Authority,	8/20 at 100.00	BBB	2,396,232
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29
5,450	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/20 at 100.00	BBB	5,708,548
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35
4,420	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	AA–	4,953,980
	2013A, 5.000%, 7/01/28
1,470	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking Facilities	10/28 at 100.00	AA	1,757,767
	Corporation Consolidated Garage System, Series 2018A, 5.000%, 10/01/43 – AGM Insured
9,040	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	10,535,397
	Project, Series 2017A, 5.000%, 1/01/48
24,025	Total Louisiana			26,835,643
	Maine – 0.6%
4,250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB	4,609,168
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
1,190	5.000%, 7/01/43	7/28 at 100.00	A+	1,417,718
5,940	5.000%, 7/01/48	7/28 at 100.00	A+	7,037,474
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	7/21 at 100.00	BB	1,125,117
	Medical Center, Series 2011, 6.750%, 7/01/41
12,430	Total Maine			14,189,477
	Maryland – 1.5%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
630	5.000%, 9/01/31	9/27 at 100.00	BBB–	746,556
2,330	5.000%, 9/01/32	9/27 at 100.00	BBB–	2,753,035
3,070	5.000%, 9/01/34	9/27 at 100.00	BBB–	3,564,546
1,000	5.000%, 9/01/35	9/27 at 100.00	BBB–	1,155,880
1,000	5.000%, 9/01/36	9/27 at 100.00	BBB–	1,152,350
4,500	5.000%, 9/01/39	9/27 at 100.00	BBB–	5,141,745
3,500	5.000%, 9/01/46	9/27 at 100.00	BBB–	3,955,140

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 2,350	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple	9/26 at 100.00	BBB	$ 2,662,033
	Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/41 (AMT)
1,050	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue	7/25 at 100.00	A–	1,203,647
	Bonds, Meritus Medical Center, Series 2015, 5.000%, 7/01/40
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	1,633,275
	Healthcare, Series 2011A, 6.125%, 1/01/36
6,635	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools	5/28 at 100.00	AA	7,953,374
	Construction & Revitalization Program, Series 2018A, 5.000%, 5/01/47
27,565	Total Maryland			31,921,581
	Massachusetts – 1.0%
1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/29 at 100.00	A+	1,235,620
	Refunding Senior Lien Series 2019A, 5.000%, 1/01/37
2,100	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	AA–	2,335,473
	Obligated Group, Series 2013, 5.250%, 11/15/41
2,905	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	3,268,909
	Green Bonds, Series 2015D, 5.000%, 7/01/44
1,105	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/26 at 100.00	BBB	1,278,551
	Series 2016E, 5.000%, 7/01/36
2,765	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A1	3,240,442
	Issue, Series 2016N, 5.000%, 12/01/46
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	AAA	10,152,093
	Series 2013A, 5.000%, 5/15/43
980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior	No Opt. Call	A+	810,362
	Series 1997A, 0.000%, 1/01/29 – NPFG Insured
320	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6,	12/19 at 100.00	Aaa	321,047
	5.500%, 8/01/30
20,285	Total Massachusetts			22,642,497
	Michigan – 2.7%
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds,
	Refunding Series 2013:
1,775	6.000%, 10/01/33	10/23 at 100.00	N/R	1,807,589
2,520	6.000%, 10/01/43	10/23 at 100.00	N/R	2,539,001
3,090	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A,	12/19 at 100.00	B–	3,070,255
	5.500%, 5/01/21
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	1,535,742
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
15	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A,	12/19 at 100.00	A	15,033
	4.500%, 7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A	3,764,280
	5.500%, 7/01/29 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien Series 2003B, 5.000%,	12/19 at 100.00	A+	5,014
	7/01/34 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	12/19 at 100.00	A2	5,013
	7/01/34 – NPFG Insured
	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds,
	Bronson Methodist Hospital, Remarketed Series 2006:
895	5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	914,207
1,105	5.250%, 5/15/36 (Pre-refunded 5/15/20) – AGM Insured	5/20 at 100.00	A2 (4)	1,128,415
1,950	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	A+	2,093,637
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
$ 15	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	$ 16,161
4,585	5.000%, 12/01/39	12/21 at 100.00	AA–	4,898,110
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	6/22 at 100.00	AA–	5,426,900
	2015MI, 5.000%, 12/01/35
3,315	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter	11/28 at 100.00	Aa3	4,007,371
	County of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43
6,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	AA+	6,511,320
	Group, Refunding and Project Series 2010F-6, 4.000%, 11/15/47
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	5,366,000
	2011-II-A, 5.375%, 10/15/41
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	11,877,400
	2015-I, 5.000%, 4/15/30
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	3,067,937
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A	1,270,269
	County Airport, Series 2015D, 5.000%, 12/01/45
53,680	Total Michigan			59,319,654
	Minnesota – 0.3%
3,200	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding	No Opt. Call	AA	4,441,440
	Series 2016B, 5.000%, 11/15/34
1,480	University of Minnesota, General Obligation Bonds, Series 2016A, 5.000%, 4/01/41	4/26 at 100.00	Aa1	1,751,994
4,680	Total Minnesota			6,193,434
	Missouri – 0.7%
3,465	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	3,778,548
	CoxHealth, Series 2013A, 5.000%, 11/15/48
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care	6/20 at 100.00	AA– (4)	12,261,840
	System, Series 2010B, 5.000%, 6/01/30 (Pre-refunded 6/01/20)
15,465	Total Missouri			16,040,388
	Montana – 0.6%
1,115	Billings, Montana, Sewer System Revenue Bonds, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	AA+	1,367,012
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
1,340	5.000%, 7/01/30	7/28 at 100.00	BBB	1,590,593
1,415	5.000%, 7/01/31	7/28 at 100.00	BBB	1,673,549
1,980	5.000%, 7/01/32	7/28 at 100.00	BBB	2,334,559
2,135	5.000%, 7/01/33	7/28 at 100.00	BBB	2,511,080
3,045	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group,	8/28 at 100.00	AA–	3,672,514
	Series 2018A, 5.000%, 8/15/48
11,030	Total Montana			13,149,307
	Nebraska – 0.2%
1,855	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	2,014,530
	5.000%, 9/01/42
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	1,588,888
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
3,255	Total Nebraska			3,603,418

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 3.2%
$ 5,075	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%,	1/20 at 100.00	Aa3	$ 5,109,662
	7/01/42
	Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax,
	Additionally Secured by Pledged Revenue Series 2018B:
2,000	5.000%, 12/01/33	12/28 at 100.00	AA+	2,530,440
5,000	5.000%, 12/01/35	12/28 at 100.00	AA+	6,291,400
5,000	Humboldt County, Nevada, Pollution Control Revenue Bonds, Sierra Pacific Power Company	No Opt. Call	A+	5,050,500
	Projects, Series 2016B, 1.850%, 10/01/29 (Mandatory Put 4/15/22)
5,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	Aa3	5,986,900
	Bonds, Series 2018B, 5.000%, 7/01/43
8,500	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	10,409,440
	5.250%, 7/01/43
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding
	Series 2015:
5,220	5.000%, 6/01/33	12/24 at 100.00	AA+	6,075,767
10,000	5.000%, 6/01/34	12/24 at 100.00	AA+	11,622,600
9,000	5.000%, 6/01/39	12/24 at 100.00	AA+	10,368,270
1,205	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water	6/26 at 100.00	AA+	1,425,696
	Improvement Series 2016A, 5.000%, 6/01/41
2,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	A3	2,396,300
	Transpiration Rail Access Corridor Project, Series 2018A, 5.000%, 6/01/48
250	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transpiration	12/28 at 100.00	AA	306,800
	Rail Access Corridor Project, Series 2018B, 5.000%, 6/01/33 – AGM Insured
1,500	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales	11/19 at 100.00	Ba2	1,530,300
	Tax Revenue Bonds Series 2008A, 6.750%, 6/15/28
59,750	Total Nevada			69,104,075
	New Jersey – 4.0%
930	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,039,684
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (AMT)
6,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	A–	7,146,960
	Refunding Series 2016BBB, 5.500%, 6/15/31
5,990	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	AA	7,213,937
	2005N-1, 5.500%, 9/01/25 – AGM Insured
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/23 at 100.00	A–	4,387,320
	Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/25
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	12/19 at 100.00	BB+	3,310,461
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
9,420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	6,626,593
	Appreciation Series 2010A, 0.000%, 12/15/31
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A–	22,035,900
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	19,097,370
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	A–	4,932,135
	2013AA, 5.000%, 6/15/29
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2015AA:
2,750	5.250%, 6/15/32	6/25 at 100.00	A–	3,158,100
2,150	5.250%, 6/15/34	6/25 at 100.00	A–	2,463,320
2,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 5.000%, 1/01/40	1/28 at 100.00	A+	2,421,680

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L,	5/23 at 100.00	Aa3	$ 1,259,805
	5.000%, 5/01/43
2,720	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	2,998,718
	Bonds, Series 2018B, 5.000%, 6/01/46
101,895	Total New Jersey			88,091,983
	New Mexico – 0.0%
245	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA–	257,380
	New York – 5.2%
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/27 at 100.00	Aa3	4,503,487
	Dormitory Facilities, Series 2017A, 5.000%, 7/01/42
1,950	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	2,384,753
	2018, 5.000%, 9/01/39
12,855	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A (4)	13,612,417
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
9,850	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee	12/19 at 100.00	Baa1	9,863,888
	Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured
10,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	12,146,700
	Fiscal 2018, Series 2017S-3, 5.000%, 7/15/43
7,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	8,630,510
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/37
11,755	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	12,972,113
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
5,825	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	6,337,483
	Center Project, Series 2011, 5.750%, 11/15/51
8,500	New York Transportation Development Corporation, New York, Special Facility Revenue	1/28 at 100.00	Baa3	10,163,535
	Bonds, Delta Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project,
	Series 2018, 5.000%, 1/01/33 (AMT)
8,270	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	BBB	9,146,537
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
9,925	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	10,398,224
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
7,550	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/27 at 100.00	AA–	9,141,691
	Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42
3,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	3,458,280
	Refunding Series 2015A, 5.000%, 11/15/50
650	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	698,263
	5.000%, 6/01/24
100,880	Total New York			113,457,881
	North Carolina – 1.0%
1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	1,564,305
	Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37
1,520	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	1,818,467
	Project, Refunding Series 2016B, 5.000%, 10/01/44
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot
	Lanes Project, Series 2015:
2,155	5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB–	2,421,487
4,175	5.000%, 6/30/54 (AMT)	6/25 at 100.00	BBB–	4,620,139
2,010	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/20 at 100.00	N/R (4)	2,053,275
	University Health System, Series 2010A, 5.000%, 6/01/42 (Pre-refunded 6/01/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/20 at 100.00	AA–	$ 1,027,170
	Health Inc, Series 2010A, 4.750%, 11/01/43
2,995	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB	3,400,553
	5.000%, 7/01/51
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding
	Senior Lien Series 2017:
1,625	5.000%, 1/01/30	1/27 at 100.00	BBB	1,955,931
1,850	5.000%, 1/01/32	1/27 at 100.00	BBB	2,210,658
18,830	Total North Carolina			21,071,985
	North Dakota – 0.5%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series	11/21 at 100.00	A+	8,589,019
	2011, 6.250%, 11/01/31
1,840	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	A–	2,102,016
	Obligated Group, Series 2017A, 5.000%, 12/01/42
9,660	Total North Dakota			10,691,035
	Ohio – 3.8%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
12,205	5.875%, 6/01/30	11/19 at 100.00	CCC+	12,238,442
4,020	6.000%, 6/01/42	11/19 at 100.00	B–	4,042,914
11,940	5.875%, 6/01/47	11/19 at 100.00	B–	12,016,655
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	CCC+	16,815,362
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
1,195	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	11/27 at 100.00	Aa2	1,473,997
	Refunding & Improvement Series 2017A, 5.000%, 11/01/32
3,485	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	3,771,641
	4.000%, 12/01/46
5,000	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018,	6/28 at 100.00	AAA	6,139,800
	5.000%, 6/01/43
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group,	11/21 at 100.00	BBB (4)	1,895,353
	Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
13,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	13,942,500
	Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory
	Put 9/15/21) (6)
4,110	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	4,656,465
	Bypass Project, Series 2015, 5.000%, 12/31/39 – AGM Insured (AMT)
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3	5,476,928
	Series 2013A-1, 5.000%, 2/15/48
78,075	Total Ohio			82,470,057
	Oklahoma – 1.1%
1,225	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R	1,353,625
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
4,000	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding	7/26 at 100.00	AAA	4,799,600
	Series 2016, 5.000%, 7/01/36
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist
	Medical Center, Refunding Series 2015A:
1,590	5.000%, 8/15/27	8/25 at 100.00	A+	1,887,171
1,250	5.000%, 8/15/29	8/25 at 100.00	A+	1,473,038
1,935	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	2,315,324
	Project, Series 2018B, 5.250%, 8/15/43

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$ 10,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series	1/26 at 100.00	AA–	$ 11,673,500
	2017A, 5.000%, 1/01/42
20,000	Total Oklahoma			23,502,258
	Oregon – 0.7%
6,585	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding	5/27 at 100.00	AAA	8,259,171
	Senior Lien Series 2017B, 5.000%, 11/15/28
5,330	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	Aa2	6,456,815
11,915	Total Oregon			14,715,986
	Pennsylvania – 1.2%
2,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	3,136,050
	5.000%, 1/01/36
3,155	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	2/27 at 100.00	AA	3,737,287
	Geisinger Health System, Series 2017A-2, 5.000%, 2/15/39
	Pennsylvania State University, Revenue Bonds, Refunding Series 2016A:
1,325	5.000%, 9/01/35	9/26 at 100.00	Aa1	1,603,714
2,000	5.000%, 9/01/41	9/26 at 100.00	Aa1	2,389,400
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2011B:
1,310	5.000%, 12/01/41	12/21 at 100.00	A2	1,385,967
1,405	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,516,796
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/22 at 100.00	AA–	8,103,600
	Bonds, Subordinate Series 2013A, 5.000%, 12/01/43
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate	12/26 at 100.00	AA–	1,306,975
	Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)
570	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	654,673
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
1,350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/28 at 100.00	Baa3	1,554,430
	Series 2017, 5.000%, 1/01/38 (AMT)
22,365	Total Pennsylvania			25,388,892
	Puerto Rico – 1.2%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
6,031	0.000%, 7/01/33	7/28 at 86.06	N/R	3,800,012
12,272	4.500%, 7/01/34	7/25 at 100.00	N/R	13,114,841
8,993	4.550%, 7/01/40	7/28 at 100.00	N/R	9,214,408
27,296	Total Puerto Rico			26,129,261
	South Carolina – 1.7%
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,760	0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	10,828,519
9,535	0.000%, 1/01/29 – AGC Insured	No Opt. Call	AA	7,855,982
8,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A	9,242,640
	Series 2016B, 5.000%, 12/01/56
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A	6,228,585
	Improvement Series 2015A, 5.000%, 12/01/50
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A	3,922,254
	2014A, 5.500%, 12/01/54
39,250	Total South Carolina			38,077,980

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 0.6%
$ 2,260	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	$ 2,717,628
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
3,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program	11/27 at 100.00	AA+	3,661,950
	Bonds, Series 2017A, 5.000%, 11/01/42
7,245	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%,	2/23 at 100.43	A	7,726,285
	5/01/48 (Mandatory Put 5/01/23)
12,505	Total Tennessee			14,105,863
	Texas – 15.3%
14,355	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2018, 4.000%,	2/27 at 100.00	Aa1	15,874,333
	2/15/43 (UB) (7)
2,420	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series	1/23 at 100.00	A–	2,620,739
	2013A, 5.000%, 1/01/43
7,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/21 at 100.00	A+	7,961,925
	2012D, 5.000%, 11/01/38 (AMT)
240	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	263,664
	2014A, 5.250%, 9/01/44
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of	8/23 at 100.00	A–	5,353,900
	Obligation Series 2013, 5.000%, 8/15/39
	Fort Bend County Municipal Utility District 50, Texas, General Obligation Bonds,
	Series 2018A:
2,600	4.000%, 9/01/46 – AGM Insured	9/23 at 100.00	AA	2,699,502
5,500	4.000%, 9/01/48 – AGM Insured	9/23 at 100.00	AA	5,710,265
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA+	30,400,986
	Lien Series 2013B, 5.000%, 4/01/53
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	3,049,100
	Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45
7,295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation	11/31 at 39.79	AA	2,086,370
	Refunding Senior Lien Series 2014A, 0.000%, 11/15/50 – AGM Insured
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
845	0.000%, 11/15/27 (ETM)	No Opt. Call	Baa2 (4)	728,263
11,055	0.000%, 11/15/27	No Opt. Call	Baa2	9,022,759
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien
	Series 2014C:
425	5.000%, 11/15/23	No Opt. Call	A3	478,712
1,845	5.000%, 11/15/32	11/24 at 100.00	A3	2,096,732
14,905	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	7,587,986
	0.000%, 11/15/33 – NPFG Insured
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
1,590	5.000%, 7/01/43	7/28 at 100.00	A1	1,930,085
2,290	5.000%, 7/01/48	7/28 at 100.00	A1	2,764,351
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A	19,784,196
12,940	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	9,975,317
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	7,425,800
19,500	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	13,864,890
5,120	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/25 at 100.00	AAA	5,980,570
	Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/39
4,510	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/26 at 100.00	AAA	5,304,527
	Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/49
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/22 at 100.00	A3	2,175,580
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012,
	5.000%, 11/01/28 (AMT)

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Lubbock, Texas, Electric Light and Power System Revenue Bonds, Series 2018:
$ 2,170	5.000%, 4/15/40	4/28 at 100.00	AA–	$ 2,625,700
3,930	5.000%, 4/15/43	4/28 at 100.00	AA–	4,730,344
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds,	4/21 at 100.00	BBB	1,847,983
	Series 2011A, 7.250%, 4/01/36
5,420	North Texas Municipal Water District, Water System Revenue Bonds, Refunding &	3/22 at 100.00	AAA	5,887,475
	Improvement Series 2012, 5.000%, 9/01/26
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
30,000	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	36,624,000
5,220	6.500%, 1/01/43	1/25 at 100.00	A+	6,466,014
15,450	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	10,173,825
	0.000%, 1/01/36 – AGC Insured
9,020	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	9,920,737
	5.000%, 1/01/40
8,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2017B,	1/27 at 100.00	A	9,433,600
	5.000%, 1/01/43
9,100	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	10,544,261
	2015A, 5.000%, 1/01/32
2,000	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue	12/19 at 100.00	A	2,001,320
	Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (AMT)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Series 2010:
355	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	366,846
4,455	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	4,603,663
1,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,060,345
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
6,740	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	7,864,030
	Senior Lien Series 2008D, 6.250%, 12/15/26
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/26	12/22 at 100.00	A3	2,736,925
10,400	5.000%, 12/15/32	12/22 at 100.00	A3	11,275,368
7,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First	8/22 at 100.00	A	7,727,475
	Tier Refunding Series 2012A, 5.000%, 8/15/41
3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First	8/24 at 100.00	A	3,422,250
	Tier Refunding Series 2015B, 5.000%, 8/15/37
1,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second	8/24 at 100.00	BBB+	1,984,098
	Tier Refunding Series 2015C, 5.000%, 8/15/33
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	4,950,605
	2002A, 0.000%, 8/15/25 – AMBAC Insured
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master
	Trust Series 2017A:
12,500	4.000%, 10/15/42 (UB) (7)	10/27 at 100.00	AAA	13,979,625
6,500	5.000%, 10/15/42	10/27 at 100.00	AAA	7,890,090
341,565	Total Texas			334,257,131
	Utah – 0.8%
5,345	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A+	6,373,164
	5.000%, 7/01/42
3,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B,	7/28 at 100.00	A+	4,239,445
	5.000%, 7/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
	Salt Lake County, Utah, Sales Tax Revenue Bonds, TRCC Series 2017:
$ 695	5.000%, 2/01/36	2/27 at 100.00	AAA	$ 843,487
1,150	5.000%, 2/01/37	2/27 at 100.00	AAA	1,389,591
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project,
	Refunding Series 2017A:
1,250	5.000%, 9/01/29	3/28 at 100.00	AA–	1,548,725
1,000	5.000%, 9/01/30	3/28 at 100.00	AA–	1,232,580
1,250	5.000%, 9/01/31	3/28 at 100.00	AA–	1,530,562
660	5.000%, 9/01/32	3/28 at 100.00	AA–	805,642
540	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A,	3/27 at 100.00	AA	651,478
	5.000%, 3/01/37
15,390	Total Utah			18,614,674
	Virginia – 2.3%
1,805	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	2,069,342
	First Tier Series 2016, 5.000%, 7/01/46
14,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	BBB+	15,075,547
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series,
	2014A 5.000%, 10/01/53
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	BBB+	13,329,300
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
4,355	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/19 at 100.00	B–	4,366,846
	Bonds, Series 2007B1, 5.000%, 6/01/47
4,350	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	4,985,796
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/52 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
4,180	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	4,553,734
1,355	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	1,501,286
3,770	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	4,104,738
43,925	Total Virginia			49,986,589
	Washington – 3.2%
	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016:
1,930	5.000%, 2/01/29	2/26 at 100.00	AA–	2,312,912
1,000	5.000%, 2/01/30	2/26 at 100.00	AA–	1,193,630
	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue
	Bonds, Series 2017:
1,175	5.000%, 12/01/38	6/27 at 100.00	A1	1,391,552
5,000	5.000%, 12/01/41	6/27 at 100.00	A1	5,885,100
1,390	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,504,744
	2019A-1, 4.000%, 8/01/44
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	3,926,362
	Research Center, Series 2011A, 5.625%, 1/01/35
2,400	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/20 at 100.00	N/R (4)	2,508,000
	Center, Series 2010, 5.375%, 12/01/33 (Pre-refunded 12/01/20)
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	13,183,320
	Services, Refunding Series 2012A, 5.000%, 10/01/33
1,310	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB	1,534,639
	Center, Series 2017, 5.000%, 8/15/30
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Series 2018:
2,715	5.000%, 7/01/36	7/28 at 100.00	A1	3,327,966
7,200	5.000%, 7/01/48	7/28 at 100.00	A1	8,518,032
3,000	5.000%, 7/01/58	7/28 at 100.00	A1	3,529,650

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
$ 9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	Aaa	$ 7,624,344
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	Aaa	13,176,900
68,195	Total Washington			69,617,151
	West Virginia – 0.7%
1,830	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	2,193,676
	Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
3,750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/29 at 100.00	Baa1	4,541,888
	Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/39
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	3,340,530
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
3,570	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	4,355,614
	5.000%, 6/01/43
12,150	Total West Virginia			14,431,708
	Wisconsin – 1.7%
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	2,515,838
	Series 2012B, 5.000%, 2/15/40
4,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	4,683,023
	Inc, Series 2012, 5.000%, 6/01/39
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital,
	Inc, Series 2011A:
3,500	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	3,734,185
5,000	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	5,352,200
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health	8/22 at 100.00	N/R (4)	7,281,780
	Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare	6/20 at 100.00	AA– (4)	10,218,200
	System, Series 2010A, 5.000%, 6/01/30 (Pre-refunded 6/01/20)
3,350	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	AA+	3,617,966
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46
35,235	Total Wisconsin			37,403,192
	Wyoming – 0.1%
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A,	6/21 at 100.00	BBB	1,967,382
	7.000%, 6/01/40
$ 2,181,415	Total Long-Term Investments (cost $1,946,181,597)			2,188,112,622

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4%
	MUNICIPAL BONDS – 0.4%
	National – 0.4%
$ 7,920	JPMorgan Chase Putters / Drivers Trust Various States, Variable Rate Demand Obligations,	No Opt. Call	F1+	$ 7,920,000
	Series 2019, 1.470%, 6/01/21, 144A, (AMT) (Mandatory put 12/03/19) (8)
$ 7,920	Total Short-Term Investments (cost $7,920,000)			7,920,000
	Total Investments (cost $1,954,101,597) – 100.4%			2,196,032,622
	Floating Rate Obligations – (1.4)%			(29,705,000)
	Other Assets Less Liabilities – 1.0%			20,595,281
	Net Assets Applicable to Common Shares – 100%			$ 2,186,922,903

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, Income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NUW	Nuveen AMT-Free Municipal Value Fund Portfolio of Investments October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.3%
	MUNICIPAL BONDS – 99.3%
	Alaska – 0.2%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
$ 110	4.625%, 6/01/23	11/19 at 100.00	A2	$ 110,150
385	5.000%, 6/01/46	11/19 at 100.00	B3	385,523
495	Total Alaska			495,673
	Arizona – 1.6%
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	4,099,362
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
	California – 14.0%
1,790	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	2,090,595
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
1,730	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	1,346,528
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
340	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	407,028
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
500	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 16.320%,	3/20 at 100.00	AA	527,040
	3/01/40 – AGM Insured, 144A (IF) (4)
540	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	557,545
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
2,040	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	AA–	2,685,293
	Airport, Private Activity/Non AMT Refunding Subordinate Series 2019C, 5.000%, 5/15/30
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	705,334
	Series 2009A, 6.500%, 11/01/39
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 7.000%,	8/29 at 100.00	AA	14,113,536
	8/01/38 – AGC Insured
1,030	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	707,888
	School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/35
2,470	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	2,952,885
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
12,955	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	8,250,910
	Election Series 2012G, 0.000%, 8/01/35 – AGM Insured
5,185	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 36.88	AA	1,631,045
	Refunding Series 2015, 0.000%, 8/01/44
700	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	651,819
	Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured
39,930	Total California			36,627,446
	Colorado – 9.4%
3,025	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	3,578,938
	Series 2019A-2, 5.000%, 8/01/44
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	2,260,680
	Refunding Series 2019B, 4.000%, 1/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
$ 1,000	5.000%, 12/01/30	12/26 at 100.00	Baa2	$ 1,169,380
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	1,724,250
3,540	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2019A,	12/29 at 100.00	BBB	3,937,259
	4.000%, 12/01/37
5,885	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%,	No Opt. Call	A	3,941,773
	9/01/34 – NPFG Insured
3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 67.94	A	2,417,585
	9/01/27 – NPFG Insured
4,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/19 at 100.00	AA (6)	4,015,640
	Revenue Bonds, Refunding Series 2009, 6.375%, 12/01/37 (Pre-refunded 12/01/19) –
	AGC Insured
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	1,523,630
	Springs Utilities, Series 2008, 6.500%, 11/15/38
25,555	Total Colorado			24,569,135
	Florida – 4.1%
1,055	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%, 10/01/44	10/28 at 100.00	Aa3	1,184,427
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	611,590
1,605	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,804,229
	5.000%, 11/15/45
535	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City	2/24 at 100.00	AA	603,496
	Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
3,350	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series	10/25 at 100.00	AA–	3,954,273
	2017B, 5.000%, 10/01/32
510	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	606,395
	Electric Cooperative, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	323,636
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	12/19 at 100.00	N/R	5
	Series 2007-3, 6.450%, 5/01/23 (7)
1,315	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	1,127,297
	Series 2015-1, 0.000%, 5/01/40
805	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	566,632
	Series 2015-2, 0.000%, 5/01/40
880	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	9
	Series 2015-3, 6.610%, 5/01/40 (7)
11,455	Total Florida			10,781,989
	Georgia – 4.3%
2,470	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia	No Opt. Call	A–	2,511,422
	Power Company, Fourth Series 1994, 2.250%, 10/01/32 (Mandatory Put 5/25/23)
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	Baa3	1,041,180
	Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29
2,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	2,468,620
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.500%, 2/15/42
1,470	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	1,730,631
	Series 20188HH, 5.000%, 1/01/44
2,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,259,740
	Series 2015A, 5.000%, 1/01/35

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	$ 1,187,290
	Refunding Series 2016A, 5.000%, 10/01/46
9,940	Total Georgia			11,198,883
	Illinois – 8.9%
2,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	2,389,420
	Series 2016, 6.000%, 4/01/46
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
470	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB+	307,939
3,000	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB+	1,667,730
2,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 5.000%, 11/15/38	11/27 at 100.00	AA	2,364,900
1,800	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series	12/29 at 100.00	AA+	2,192,364
	2019A, 5.000%, 12/01/43
3,500	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund	1/27 at 100.00	AAA	4,205,145
	Revenue Bonds, Series 2017, 5.000%, 7/01/37
1,500	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB	1,720,545
525	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB	597,544
11,420	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	6,244,799
	Expansion Project, Series 2002A, 0.000%, 12/15/37 – NPFG Insured
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	695,959
	6.000%, 10/01/42
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
300	0.000%, 11/01/23 – NPFG Insured (ETM)	No Opt. Call	Baa2 (6)	281,622
745	0.000%, 11/01/23 – FGIC Insured	No Opt. Call	A+	686,793
27,875	Total Illinois			23,354,760
	Indiana – 0.5%
1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 –	No Opt. Call	AA	1,384,560
	AMBAC Insured
	Iowa – 1.2%
3,075	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	12/19 at 100.00	B–	3,075,615
	5.375%, 6/01/38
	Kentucky – 3.3%
1,150	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern	1/26 at 100.00	A1	1,379,448
	Kentucky International Airport, Series 2016, 5.000%, 1/01/29
2,500	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	12/22 at 100.00	AA	2,720,750
	Louisville Arena Authority, Inc, Series 2017A, 5.000%, 12/01/47 – AGM Insured
3,750	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	4,107,787
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
325	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities	No Opt. Call	A1	326,970
	Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33
	(Mandatory Put 6/01/21)
7,725	Total Kentucky			8,534,955
	Maryland – 3.7%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 9/01/32	9/27 at 100.00	BBB–	1,181,560
2,250	5.000%, 9/01/34	9/27 at 100.00	BBB–	2,612,453
5,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	5,880,150
	Health Issue, Series 2017A, 5.000%, 5/15/42
8,250	Total Maryland			9,674,163

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 1.7%
$ 3,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/22 at 100.00	AA–	$ 3,262,950
	Refunding Series 2017A-MI, 5.000%, 12/01/47
1,000	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter	11/28 at 100.00	Aa3	1,208,860
	County of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43
4,000	Total Michigan			4,471,810
	Minnesota – 1.9%
1,145	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A,	12/26 at 100.00	Aa3	1,353,699
	5.000%, 12/01/47
	Southern Minnesota Municipal Power Agency, Badger Coulee Project Revenue Bonds,
	Series 2019A:
700	5.000%, 1/01/32	1/30 at 100.00	AA–	903,567
1,120	5.000%, 1/01/33	1/30 at 100.00	AA–	1,440,611
1,000	University of Minnesota, General Obligation Bonds, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	Aa1	1,233,680
3,965	Total Minnesota			4,931,557
	Nebraska – 0.2%
500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	543,000
	5.000%, 9/01/42
	Nevada – 6.4%
3,000	Clark County, Nevada, General Obligation Bonds, Transportation Improvement, Limited Tax,	12/28 at 100.00	AA+	3,795,660
	Additionally Secured by Pledged Revenue Series 2018B, 5.000%, 12/01/33
4,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	4,898,560
	5.250%, 7/01/43
	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2019B:
3,015	5.000%, 7/01/36	7/29 at 100.00	Aa3	3,745,745
1,665	5.000%, 7/01/37	7/29 at 100.00	Aa3	2,062,336
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	AA+	2,304,060
	2015, 5.000%, 6/01/39
13,680	Total Nevada			16,806,361
	New Jersey – 2.9%
935	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	A–	1,153,846
	2005N-1, 5.500%, 9/01/27 – NPFG Insured
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	A–	1,046,130
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,250	New Jersey Economic Development Authority, School Facility Construction Bonds, Series	No Opt. Call	A–	1,255,663
	2005K, 5.500%, 12/15/19 – AMBAC Insured
5,020	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	3,531,369
	Appreciation Series 2010A, 0.000%, 12/15/31
255	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	A–	288,466
	2015AA, 5.250%, 6/15/41
355	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	391,377
	Bonds, Series 2018B, 5.000%, 6/01/46
8,815	Total New Jersey			7,666,851
	New York – 4.1%
3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	4,286,430
	Series 2007, 5.500%, 10/01/37
1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	1,795,005
	2017, 5.000%, 9/01/42
2,050	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	2,507,048
	2018, 5.000%, 9/01/39

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	$ 1,631,970
	Center Project, Series 2011, 5.750%, 11/15/51
430	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	450,502
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
8,480	Total New York			10,670,955
	North Carolina – 2.2%
1,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	1,199,720
	Project, Refunding Series 2016B, 5.000%, 7/01/42
2,360	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/20 at 100.00	AA–	2,424,121
	Health Inc, Series 2010A, 4.750%, 11/01/43
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding
	Senior Lien Series 2017:
1,095	5.000%, 1/01/31 – AGM Insured	1/27 at 100.00	AA	1,314,909
700	5.000%, 1/01/32	1/27 at 100.00	BBB	836,465
5,155	Total North Carolina			5,775,215
	Ohio – 3.1%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
2,115	5.875%, 6/01/30	11/19 at 100.00	CCC+	2,120,795
5,910	6.500%, 6/01/47	11/19 at 100.00	B–	6,044,216
8,025	Total Ohio			8,165,011
	Oklahoma – 0.1%
255	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	305,120
	Project, Series 2018B, 5.250%, 8/15/43
	Puerto Rico – 2.6%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
2,014	4.500%, 7/01/34	7/25 at 100.00	N/R	2,152,322
4,615	4.550%, 7/01/40	7/28 at 100.00	N/R	4,728,621
6,629	Total Puerto Rico			6,880,943
	South Carolina – 1.7%
5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	AA	4,477,951
	0.000%, 1/01/29 – AGC Insured
	Tennessee – 2.1%
605	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	727,506
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	4,885,160
	5.625%, 9/01/26
4,605	Total Tennessee			5,612,666
	Texas – 11.1%
1,000	Austin Community College District Public Facility Corporation, Texas, Lease Revenue	8/27 at 100.00	AA	1,198,840
	Bonds, Highland Campus – Building 3000 Project, Series 2018A, 5.000%, 8/01/42
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2017, 5.000%, 11/15/35	11/26 at 100.00	AA	2,416,760
1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+	2,086,949
	Series 2013A, 5.500%, 4/01/53
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
3,000	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	2,133,060
7,935	0.000%, 9/01/33 – AMBAC Insured	No Opt. Call	A	5,395,959

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/25 at 100.00	A+	$ 1,038,681
	5.000%, 1/01/45
250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	294,335
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
1,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	1,626,255
	Series 2012, 5.000%, 12/15/32
7,635	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/26 at 100.00	AAA	8,466,986
	Trust Series 2016, 4.000%, 10/15/41
2,500	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	2,795,925
	Trust Series 2017A, 4.000%, 10/15/42 (UB) (4)
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,
	School Building Series 2010:
2,000	0.000%, 8/15/33	8/20 at 50.47	AAA	995,960
1,945	0.000%, 8/15/38	8/20 at 37.79	AAA	724,415
32,535	Total Texas			29,174,125
	Utah – 0.6%
1,405	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B,	7/27 at 100.00	A+	1,675,266
	5.000%, 7/01/42
	Virginia – 1.5%
1,160	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	1,327,701
	First Tier Series 2016, 5.000%, 7/01/51
1,400	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	1,387,708
	Appreciation Series 2012B, 0.000%, 7/15/40 (5)
1,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	BBB+	1,068,430
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
3,560	Total Virginia			3,783,839
	Washington – 3.2%
3,330	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island	No Opt. Call	AA+	2,750,613
	Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/29 –
	NPFG Insured
690	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB	808,321
	Center, Series 2017, 5.000%, 8/15/30
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Series 2018:
2,000	5.000%, 7/01/43	7/28 at 100.00	AA–	2,413,820
2,015	5.000%, 7/01/48	7/28 at 100.00	A1	2,383,866
8,035	Total Washington			8,356,620
	West Virginia – 2.3%
235	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	281,701
	Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
2,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/29 at 100.00	Baa1	2,422,340
	Medical Center, Refunding & Improvement Series 2019A, 5.000%, 9/01/39
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	1,670,265
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
1,430	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	1,744,686
	5.000%, 6/01/43
5,165	Total West Virginia			6,118,992

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 0.4%
$ 1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	$ 1,076,890
	Series 2012B, 5.000%, 2/15/27
$ 260,089	Total Long-Term Investments (cost $228,219,330)			260,289,713
	Floating Rate Obligations – (0.8)%			(2,000,000)
	Other Assets Less Liabilities – 1.5% (8)			3,900,034
	Net Assets Applicable to Common Shares – 100%			$ 262,189,747

Investments in Derivatives

Futures contracts

Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 10-Year Note	Short	(291)	12/19	$(38,183,556)	$(37,916,391)	$267,165	$(236,438)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NMI	Nuveen Municipal Income Fund, Inc. Portfolio of Investments October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.6%
	MUNICIPAL BONDS – 98.6%
	Alabama – 0.8%
$ 500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A	$ 707,220
	5.000%, 9/01/46
100	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	115,251
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
600	Total Alabama			822,471
	Arizona – 2.5%
600	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	684,468
	Project, Refunding Series 2014A, 5.000%, 12/01/39
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	1,160,030
	Math & Science Projects, Series 2018A, 5.000%, 7/01/48
515	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	648,874
	Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28
2,115	Total Arizona			2,493,372
	California – 17.0%
5,000	Adelanto School District, San Bernardino County, California, General Obligation Bonds,	No Opt. Call	A+	4,812,400
	Series 1997A, 0.000%, 9/01/22 – NPFG Insured
	Brea Olinda Unified School District, Orange County, California, General Obligation
	Bonds, Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	AA–	1,956,400
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	AA–	1,995,790
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,012,601
205	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	11/19 at 100.00	A2	207,880
	Los Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21
500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	560,060
	Health, Series 2018A, 4.000%, 11/15/42
365	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	428,306
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
275	California Statewide Communities Development Authority, Revenue Bonds, Front Porch	4/27 at 100.00	A	301,730
	Communities and Services Project, Series 2017A, 4.000%, 4/01/36
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of	12/19 at 100.00	CC	979,920
	Charity Health System, Series 2005A, 5.500%, 7/01/39
600	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	7/29 at 100.00	A–	628,944
	Refunding Term Rate Sub-Series 2013B-1, 3.500%, 1/15/53
250	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	AA– (4)	253,978
	California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	459,264
	Series 2009A, 7.000%, 11/01/34
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax	6/20 at 100.00	A– (4)	258,365
	Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A– (4)	408,885
	Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24 (Pre-refunded 2/01/21)
500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	565,650
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+ (4)	1,103,290
	Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22 (Pre-refunded 12/01/21)
16,820	Total California			16,933,463

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 9.5%
	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,
	Refunding Series 2013A:
$ 150	5.125%, 12/01/29	12/23 at 100.00	BBB	$ 169,430
250	5.375%, 12/01/33	12/23 at 100.00	BBB	283,523
350	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The	6/27 at 100.00	N/R (4)	436,268
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/42
	(Pre-refunded 6/01/27)
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	550,330
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
200	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	214,004
	Series 2019A-2, 4.000%, 8/01/49
750	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA+	844,470
	5.000%, 11/15/38
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B,	11/22 at 100.00	AA–	1,103,520
	5.000%, 11/15/32
1,395	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A+	1,651,819
	2018A, 5.000%, 12/01/48 (AMT)
110	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	124,029
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
650	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/28 at 100.00	A	694,180
	Revenue Bonds, Series 2018A, 4.000%, 12/01/51
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/20 at 100.00	AA (4)	1,052,330
	Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) –
	AGM Insured
435	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	477,891
	Springs Utilities, Series 2008, 6.125%, 11/15/23
1,100	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and	12/27 at 100.00	AA	1,314,060
	Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42
499	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds,	12/23 at 100.00	N/R	532,658
	Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2013,
	5.000%, 12/01/33
8,389	Total Colorado			9,448,512
	Delaware – 0.1%
100	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	117,248
	Series 2018, 5.000%, 6/01/48
	Florida – 5.6%
850	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	913,231
	Academy, Inc Project, Series 2013A, 5.000%, 9/01/33
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
350	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	1/20 at 105.00	N/R	331,079
450	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	1/20 at 105.00	N/R	423,994
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/21 at 100.00	A–	529,825
	Southeastern University, Refunding Series 2011, 6.375%, 4/01/31
500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	586,375
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
800	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	AA	825,600
	2010B, 5.000%, 10/01/35 – AGM Insured
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	AA–	1,095,420
	5.000%, 10/01/42
515	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series	10/20 at 100.00	AA	533,834
	2010, 5.375%, 10/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 310	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A+	$ 330,944
	Health, Inc, Series 2012A, 5.000%, 10/01/42
5,275	Total Florida			5,570,302
	Georgia – 1.6%
455	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	Aa3	536,336
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
455	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB+	474,934
	Testletree Village Apartments, Series 2013A, 4.000%, 11/01/25
255	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series	7/28 at 100.00	A	294,165
	2019A, 5.000%, 1/01/56
300	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B,	No Opt. Call	A+	323,229
	5.000%, 3/15/22
1,465	Total Georgia			1,628,664
	Hawaii – 0.3%
250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	267,803
	University, Series 2013A, 6.625%, 7/01/33
	Illinois – 9.9%
250	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	298,678
	Series 2016, 6.000%, 4/01/46
435	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB	488,927
	Refunding Series 2018D, 5.000%, 12/01/46
650	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	790,562
	Series 2016A, 7.000%, 12/01/44
185	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.500%, 1/01/49	1/29 at 100.00	BBB+	215,531
1,000	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural	11/24 at 100.00	A	1,078,560
	History, Series 2002RMKT, 4.500%, 11/01/36
280	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	AA–	284,309
	5.125%, 5/15/35
80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	90,229
	2013A, 5.500%, 7/01/28
200	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	Baa1	223,710
	Refunding Series 2015C, 5.000%, 8/15/44
250	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises,	3/20 at 100.00	AA (4)	253,285
	Inc, Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
990	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB	1,072,081
1,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB	1,627,712
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
6,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	BBB	1,405,620
	Bonds, Series 2017A, 0.000%, 12/15/56
205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	121,536
	Expansion Project, Series 2002A, 0.000%, 12/15/35 – NPFG Insured
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana	10/22 at 100.00	Baa1	492,376
	College, Series 2012, 5.000%, 10/01/27
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (4)	859,464
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	558,232
	6.000%, 10/01/32
13,820	Total Illinois			9,860,812

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 1.8%
$ 525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	12/19 at 100.00	B	$ 525,777
	Educational Excellence, Inc, Series 2009A, 7.000%, 10/01/39
655	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	712,987
	Project, Series 2013A, 5.000%, 7/01/44 (AMT)
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc,	9/21 at 100.00	N/R (4)	560,210
	Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)
1,680	Total Indiana			1,798,974
	Iowa – 0.9%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University	10/21 at 100.00	BBB	881,702
	of Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26
	Kansas – 0.2%
220	Overland Park Development Corporation, Kansas, Revenue Bonds, Overland Park Convention	12/19 at 100.00	BB	220,372
	Center, Second Tier Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
	Kentucky – 0.5%
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	Baa3 (4)	514,985
	Medical Health System, Series 2010A, 6.500%, 3/01/45 (Pre-refunded 6/01/20)
	Louisiana – 0.2%
200	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	229,548
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
	Maine – 0.5%
500	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB	536,985
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maryland – 1.9%
1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds,	6/20 at 100.00	N/R (4)	1,026,100
	Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)
250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/27 at 100.00	A+	274,137
	Health Issue, Series 2017, 4.000%, 7/01/42
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A	562,095
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
1,750	Total Maryland			1,862,332
	Massachusetts – 0.6%
50	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB	53,249
	2019A, 4.000%, 6/01/49
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	A–	572,900
	Series 2016I, 5.000%, 7/01/46
550	Total Massachusetts			626,149
	Michigan – 2.7%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	385,292
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
1,100	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series	11/29 at 100.00	A	1,205,028
	2019A, 4.000%, 11/15/50
1,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	1,074,150
	2011-II-A, 5.375%, 10/15/36
2,455	Total Michigan			2,664,470
	Minnesota – 2.4%
300	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds,	11/22 at 100.00	N/R	304,956
	Walker Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 1,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	$ 1,172,390
	Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/53
300	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian	9/24 at 100.00	N/R	315,339
	Homes Bloomington Project, Refunding Series 2017, 4.250%, 9/01/37
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	556,855
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39
2,100	Total Minnesota			2,349,540
	Mississippi – 1.1%
1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/26 at 100.00	BBB+	1,148,060
	Healthcare, Series 2016A, 5.000%, 9/01/36
	Missouri – 3.2%
235	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	12/19 at 100.00	A–	235,611
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
135	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	145,793
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/22 at 100.00	BBB–	1,051,530
	Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
125	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	140,812
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
965	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional	2/22 at 100.00	BBB+	1,031,749
	Health System, Series 2012, 5.000%, 2/15/26
215	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	243,234
	Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53
335	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	346,139
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
3,010	Total Missouri			3,194,868
	Nebraska – 0.4%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project,	5/21 at 100.00	Aa3	422,512
	Refunding Series 2011, 5.050%, 9/01/30
	New Jersey – 2.8%
100	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	108,759
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	124,233
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
545	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	A–	603,876
	2015AA, 5.000%, 6/15/45
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	A–	1,039,580
	2019BB, 4.000%, 6/15/50
830	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	965,448
	Bonds, Series 2018A, 5.250%, 6/01/46
2,585	Total New Jersey			2,841,896
	New York – 2.0%
630	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (4)	636,344
	Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40 (Pre-refunded 1/15/20)
60	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB+	70,229
	Bonds, Catholic Health System, Inc Project, Series 2015, 5.250%, 7/01/35
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
155	5.750%, 2/15/47	2/21 at 100.00	Aa2	163,513
245	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	259,411

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	$ 551,770
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	277,635
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
1,855	Total New York			1,958,902
	North Carolina – 1.2%
1,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding	1/29 at 100.00	BBB	1,207,460
	Series 2018, 5.000%, 1/01/40
	North Dakota – 0.6%
200	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (4)	212,234
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series	11/21 at 100.00	A+	329,502
	2011, 6.250%, 11/01/31
100	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	107,252
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
600	Total North Dakota			648,988
	Ohio – 3.9%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
495	5.125%, 6/01/24	11/19 at 100.00	CCC+	495,683
280	5.375%, 6/01/24	11/19 at 100.00	CCC+	280,308
725	6.000%, 6/01/42	11/19 at 100.00	B–	729,133
1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health	8/21 at 100.00	A2	1,852,725
	Center Project, Refunding Series 2011, 5.250%, 8/01/36
500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint	4/20 at 100.00	BBB–	507,825
	Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30
3,750	Total Ohio			3,865,674
	Oklahoma – 0.3%
250	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	300,045
	Project, Series 2018B, 5.500%, 8/15/52
	Oregon – 0.3%
300	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project,	5/22 at 100.00	BBB	317,658
	Refunding Series 2014A, 5.000%, 5/01/40
	Pennsylvania – 2.9%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	5/22 at 100.00	A	1,060,290
	Medical Center Project, Series 2012A, 5.000%, 11/01/40
100	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/29 at 100.00	A	108,362
	Thomas Jefferson University, Series 2019, 4.000%, 9/01/49
560	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	629,255
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/36
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for	7/22 at 100.00	N/R (4)	1,100,220
	Student Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41
	(Pre-refunded 7/01/22)
2,660	Total Pennsylvania			2,898,127
	Puerto Rico – 1.2%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
1,760	0.000%, 7/01/51	7/28 at 30.01	N/R	343,446
745	5.000%, 7/01/58	7/28 at 100.00	N/R	783,964

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 100	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	$ 101,749
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
2,605	Total Puerto Rico			1,229,159
	South Dakota – 0.1%
100	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project,	11/26 at 100.00	BB	105,864
	Series 2017, 5.125%, 11/01/47
	Tennessee – 2.4%
1,250	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	1,401,450
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
870	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/26 at 100.00	BBB	987,476
	University Health System, Inc, Series 2016, 5.000%, 9/01/47
2,120	Total Tennessee			2,388,926
	Texas – 8.0%
670	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	762,922
	5.000%, 1/01/40
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+	370,024
	Series 2013A, 5.125%, 10/01/43
500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A+	577,080
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	135,530
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible	9/31 at 100.00	N/R (4)	249,664
	Capital Appreciation Series 2011C, 0.000%, 9/01/43 (Pre-refunded 9/01/31) (5)
410	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	450,943
	5.000%, 1/01/40
500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	572,850
	2015A, 5.000%, 1/01/38
240	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	254,431
	2014A, 5.000%, 2/01/34
295	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds,	No Opt. Call	A	365,142
	Series 2007, 5.500%, 8/01/27
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
1,165	5.000%, 12/15/27	12/22 at 100.00	A3	1,273,683
505	5.000%, 12/15/28	12/22 at 100.00	A3	551,097
405	Texas Private Activity Bond Surface Transpiration Corporation, Revenue Bonds, NTE	12/19 at 100.00	Baa2	408,661
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	6/20 at 100.00	Baa3	798,837
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40
1,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second	8/24 at 100.00	BBB+	1,135,850
	Tier Refunding Series 2015C, 5.000%, 8/15/32
45	West Texas Independent School District, McLennan and Hill Counties, General Obligation	12/19 at 73.18	AAA	32,891
	Refunding Bonds, Series 1998, 0.000%, 8/15/25
7,165	Total Texas			7,939,605
	Virginia – 1.7%
1,265	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	1,449,892
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/52 (AMT)
205	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	227,132
	Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (AMT)
1,470	Total Virginia			1,677,024

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 1.2%
$ 1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	$ 1,169,280
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52
	Wisconsin – 6.3%
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
4	0.000%, 1/01/46, 144A	No Opt. Call	N/R	123
4	0.000%, 1/01/47, 144A	No Opt. Call	N/R	119
4	0.000%, 1/01/48, 144A	No Opt. Call	N/R	119
4	0.000%, 1/01/49, 144A	No Opt. Call	N/R	118
3	0.000%, 1/01/50, 144A	No Opt. Call	N/R	113
4	0.000%, 1/01/51, 144A	No Opt. Call	N/R	125
99	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	88,118
4	0.000%, 1/01/52, 144A	No Opt. Call	N/R	121
4	0.000%, 1/01/53, 144A	No Opt. Call	N/R	119
4	0.000%, 1/01/54, 144A	No Opt. Call	N/R	117
4	0.000%, 1/01/55, 144A	No Opt. Call	N/R	115
4	0.000%, 1/01/56, 144A	No Opt. Call	N/R	114
4	0.000%, 1/01/57, 144A	No Opt. Call	N/R	112
4	0.000%, 1/01/58, 144A	No Opt. Call	N/R	110
3	0.000%, 1/01/59, 144A	No Opt. Call	N/R	109
3	0.000%, 1/01/60, 144A	No Opt. Call	N/R	106
3	0.000%, 1/01/61, 144A	No Opt. Call	N/R	103
3	0.000%, 1/01/62, 144A	No Opt. Call	N/R	102
3	0.000%, 1/01/63, 144A	No Opt. Call	N/R	100
3	0.000%, 1/01/64, 144A	No Opt. Call	N/R	99
3	0.000%, 1/01/65, 144A	No Opt. Call	N/R	97
3	0.000%, 1/01/66, 144A	No Opt. Call	N/R	92
42	0.000%, 1/01/67, 144A	No Opt. Call	N/R	1,128
290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health	4/20 at 100.00	A	293,167
	System, Inc, Series 2010B, 5.000%, 4/01/30
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette	10/22 at 100.00	A2	529,410
	University, Series 2012, 4.000%, 10/01/32
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital,	5/21 at 100.00	N/R (4)	1,063,230
	Inc, Series 2011A, 5.500%, 5/01/31 (Pre-refunded 5/01/21)
755	Wisconsin Health and Educational Facilities Authority, Revenues Bonds, Gundersen	10/21 at 100.00	AA–	800,179
	Lutheran, Series 2011A, 5.250%, 10/15/39
200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	213,558
	Hollow Project Series 2014, 5.125%, 10/01/34
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, PHW	10/23 at 102.00	N/R	1,072,880
	Oconomowoc, Inc Project, Series 2018, 5.125%, 10/01/48
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/24 at 100.00	A+	1,111,280
	ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers	7/24 at 100.00	A	555,930
	Memorial Hospital, Inc, Series 2014B, 5.000%, 7/01/44
545	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	9/23 at 100.00	BBB–	571,067
	John’s Communities Inc, Series 2018A, 5.000%, 9/15/50
6,006	Total Wisconsin			6,302,280
$ 97,500	Total Long-Term Investments (cost $90,276,141)			98,444,032
	Other Assets Less Liabilities – 1.4%			1,378,303
	Net Assets Applicable to Common Shares – 100%			$ 99,822,335

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

NEV	Nuveen Enhanced Municipal Value Fund Portfolio of Investments October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 126.5%
	MUNICIPAL BONDS – 126.5%
	Alabama – 0.4%
$ 1,350	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%,	10/23 at 102.00	AA	$ 1,540,418
	10/01/48 – AGM Insured
	Arizona – 1.7%
1,585	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/22 at 100.00	AA–	2,025,947
	Tender Option Bond Trust 2015-XF2046, 14.371%, 7/01/36, 144A (IF) (4)
1,030	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/21 at 100.00	N/R (5)	1,120,496
	Great Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47 (Pre-refunded 7/01/21)
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	N/R	35,297
	The Paideia Academies Project, 2019, 5.125%, 7/01/39
1,480	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development	5/22 at 100.00	BB–	1,619,549
	Bonds, Series 2012A, 9.750%, 5/01/25
50	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	64,860
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32
1,447	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds,	12/19 at 100.00	N/R	1,443,484
	Series 2005, 6.000%, 7/01/30
5,627	Total Arizona			6,309,633
	Arkansas – 0.6%
2,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	2,129,000
	Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)
	California – 10.6%
180	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	210,227
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	10/29 at 100.00	AA–	10,028,200
	Subordinate Series 2019S-8, 3.000%, 4/01/54 (UB) (4)
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender
	Option Bond Trust 2016-XG0048:
300	20.550%, 8/15/26 , 144A (Pre-refunded 8/15/20) (IF) (4)	8/20 at 100.00	AA– (5)	353,046
1,700	20.550%, 8/15/26 , 144A (Pre-refunded 8/15/20) (IF) (4)	8/20 at 100.00	AA– (5)	1,997,194
3,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	3,893,877
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment	12/21 at 100.00	A+ (5)	449,072
	Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
2,445	14.272%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	Aa3	4,045,424
1,250	14.283%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	Aa3	2,068,912
5,240	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	11/19 at 20.17	CCC–	892,739
	Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47
2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond	7/21 at 100.00	Aaa	3,850,908
	Trust 2017-XF2453, 27.256%, 7/15/40, 144A (Pre-refunded 7/15/21) (IF) (4)
225	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	228,051
	Series 2007B, 2.896%, 11/15/27 (3-Month LIBOR* 67% reference rate + 1.45% Spread) (6)
1,600	Los Angeles County, California, Community Development Commission Headquarters Office	9/21 at 100.00	Aa3	2,150,672
	Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc,
	Tender Option Bond Trust 2016-XL0022, 18.537%, 9/01/42 , 144A (IF) (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/20 at 100.00	AA	$ 535,967
	Airport, Senior Lien Series 2010A, 5.000%, 5/15/31
1,080	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A (5)	1,191,564
	National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A– (5)	1,286,498
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax	6/20 at 100.00	A– (5)	258,365
	Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,
	Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	534,035
700	6.750%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	749,805
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue	2/21 at 100.00	BBB+ (5)	534,805
	Bonds, Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27
	(Pre-refunded 2/01/21)
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (5)	386,532
	Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)
1,000	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+ (5)	1,002,980
	California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)
2,400	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+ (5)	2,435,760
	California, Revenue Bonds, Tender Option Bond Trust 2015-XF0117, 16.991%, 12/01/34 , 144A
	(Pre-refunded 12/01/19) (IF) (4)
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment	6/21 at 100.00	A+	1,128,203
	Project, Series 2011A, 6.500%, 12/01/28
38,865	Total California			40,212,836
	Colorado – 3.0%
	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017:
750	4.000%, 12/31/30 (AMT)	12/27 at 100.00	A–	845,700
250	4.000%, 6/30/31 (AMT)	12/27 at 100.00	A–	281,515
820	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	877,416
	Series 2019A-2, 4.000%, 8/01/49 (UB) (4)
26	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	–
	Series 2007, 5.000%, 6/01/18 (7), (8)
250	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	12,605
	Series 2017, 0.000%, 4/01/22 (AMT) (7), (8)
4,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	1,760,400
	0.000%, 9/01/39 – NPFG Insured
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado
	Springs Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A+	608,874
4,030	6.500%, 11/15/38	No Opt. Call	A+	6,140,229
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	831,528
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39
11,416	Total Colorado			11,358,267
	Connecticut – 0.1%
534	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation	4/20 at 100.00	N/R (5)	546,480
	Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22 (Pre-refunded 4/01/20)
	District of Columbia – 0.4%
1,355	District of Columbia, Revenue Bonds, Center for Strategic and International Studies,	3/21 at 100.00	N/R (5)	1,442,330
	Inc, Series 2011, 6.375%, 3/01/31 (Pre-refunded 3/01/21)

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 5.0%
$ 1,000	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds,	5/27 at 100.00	N/R	$ 1,057,960
	Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34
325	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series	6/26 at 100.00	N/R	342,745
	2019A, 5.000%, 6/15/39, 144A
150	Charlotte County Industrial Development Authority, Florida, Utility System Revenue	10/27 at 100.00	N/R	163,353
	Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, 144A (AMT)
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria	6/23 at 100.00	BBB–	2,140,780
	University, Refunding Series 2013A, 5.625%, 6/01/33
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/21 at 100.00	B+	1,069,680
	Renaissance Charter School, Inc Projects, Series 2011A, 7.500%, 6/15/33
5,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility	1/20 at 105.00	N/R	4,711,050
	Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A, 6.500%, 1/01/49 (AMT)
	(Mandatory Put 1/01/29), 144A
	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami
	Children’s Hospital, Series 2010A:
265	6.000%, 8/01/30	8/20 at 100.00	A	273,435
735	6.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (5)	760,394
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,
	Series 2010A-1:
340	5.375%, 10/01/35 (Pre-refunded 10/01/20)	10/20 at 100.00	A (5)	353,097
1,285	5.375%, 10/01/35 (Pre-refunded 10/01/20)	10/20 at 100.00	N/R (5)	1,333,907
1,500	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series	10/20 at 100.00	AA	1,554,855
	2010, 5.375%, 10/01/40
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical
	Center, Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,072,410
2,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	2,124,640
205	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	229,463
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/39, 144A
95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	81,988
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (9)
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	12/19 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (8)
350	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	300,041
	Series 2015-1, 0.000%, 5/01/40
215	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	151,336
	Series 2015-2, 0.000%, 5/01/40
235	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/19 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (8)
1,080	Venetian Community Development District, Sarasota County, Florida, Capital Improvement	5/22 at 100.00	N/R	1,131,041
	Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34
18,915	Total Florida			18,852,178
	Georgia – 3.9%
285	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds,	1/28 at 100.00	N/R	304,739
	Georgia Proton Treatment Center Project, Current Interest Series 2017A-1, 6.500%, 1/01/29
12,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30 –	1/21 at 100.00	AA	12,551,880
	AGM Insured (UB)
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	Baa3	1,301,475
	Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29
90	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B,	No Opt. Call	A+	96,969
	5.000%, 3/15/22

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 260	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A,	No Opt. Call	A+	$ 320,013
	5.500%, 9/15/26
285	Rockdale County Development Authority, Georgia, Revenue Bonds, Pratt Paper, LLC Project,	1/28 at 100.00	N/R	302,510
	Refunding Series 2018, 4.000%, 1/01/38, 144A (AMT)
14,170	Total Georgia			14,877,586
	Guam – 5.9%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
195	5.000%, 11/15/33	11/25 at 100.00	BB	219,398
1,805	5.000%, 11/15/34	11/25 at 100.00	BB	2,027,232
1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,833,744
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	549,445
	2013, 5.500%, 7/01/43
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
2,500	5.000%, 12/01/28 (UB) (4)	12/26 at 100.00	BB	2,913,475
1,750	5.000%, 12/01/30 (UB) (4)	12/26 at 100.00	BB	2,018,100
2,500	5.000%, 12/01/32 (UB) (4)	12/26 at 100.00	BB	2,866,800
1,750	5.000%, 12/01/34 (UB) (4)	12/26 at 100.00	BB	1,999,060
6,000	5.000%, 12/01/46 (UB) (4)	12/26 at 100.00	BB	6,707,940
1,000	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	BBB	1,148,820
19,760	Total Guam			22,284,014
	Illinois – 20.4%
1,870	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004A, 4.000%, 6/15/23	No Opt. Call	N/R	1,896,068
	(Mandatory Put 12/15/22), 144A
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	5,973,550
	Series 2016, 6.000%, 4/01/46
2,255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/24 at 100.00	BB	2,495,586
	Project Series 2015C, 5.250%, 12/01/35
520	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/20 at 100.00	BB	531,887
	Refunding Series 2010F, 5.000%, 12/01/31
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	1,611,065
	Series 2016B, 6.500%, 12/01/46
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
1,000	0.000%, 12/01/22 – FGIC Insured	No Opt. Call	Baa2	927,750
1,000	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Baa2	796,490
1,000	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series	1/25 at 100.00	BBB+	1,132,050
	2002B, 5.500%, 1/01/33
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
320	5.000%, 1/01/23	1/22 at 100.00	BBB+	337,818
160	5.000%, 1/01/25	1/22 at 100.00	BBB+	168,603
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,470	5.000%, 1/01/24	No Opt. Call	BBB+	3,812,871
350	5.000%, 1/01/29	1/26 at 100.00	BBB+	395,069
770	5.000%, 1/01/38	1/26 at 100.00	BBB+	848,294
10,125	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/44 (UB) (4)	1/29 at 100.00	BBB+	11,407,230
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding	12/21 at 100.00	AA	2,184,080
	Series 2005, 6.000%, 12/01/24 – AGM Insured
3,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	BB	3,097,650
	Corporation Project, Series 2010, 6.750%, 10/15/40

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond
	Trust 2016-XF2339:
$ 1,540	14.432%, 9/01/38, 144A (IF) (4)	9/22 at 100.00	AA+	$ 2,058,934
1,605	17.566%, 9/01/38, 144A (IF) (4)	9/22 at 100.00	AA+	2,279,662
	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010:
355	6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	364,141
645	6.125%, 5/15/27	5/20 at 100.00	BBB–	657,100
4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding	12/19 at 100.00	Baa3	4,011,600
	Series 2006A, 5.000%, 4/01/36
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender
	Option Bond Trust 2015-XF0076:
150	14.547%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	197,464
690	14.757%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	923,165
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	AA–	1,015,390
	5.125%, 5/15/35
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises,	3/20 at 100.00	AA (5)	506,570
	Inc, Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond	8/21 at 100.00	AA	618,859
	Trust 2015-XF0121, 22.303%, 8/15/41, 144A – AGM Insured (IF) (4)
20,830	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%,	No Opt. Call	BBB	23,892,635
	11/01/27 (UB) (4)
8,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	AA	2,105,360
	Bonds, Series 2017B, 0.000%, 12/15/56 – AGM Insured
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (5)	1,074,330
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
190	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US	8/22 at 100.00	B+	196,393
	Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
75,135	Total Illinois			77,517,664
	Indiana – 2.6%
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	12/19 at 100.00	B	1,397,162
	Educational Excellence, Inc, Series 2009A, 6.625%, 10/01/29
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	1,649,400
	Project, Series 2013A, 5.000%, 7/01/35 (AMT)
4,375	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus	2/29 at 100.00	AAA	4,631,419
	Bonds, Courthouse & Jail Project, Series 2019A, 3.840%, 2/01/54 (UB) (4)
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc,	9/21 at 100.00	N/R (5)	2,233,020
	Series 2011, 7.750%, 9/01/31 (Pre-refunded 9/01/21)
9,270	Total Indiana			9,911,001
	Iowa – 0.3%
155	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B+	168,776
	Company Project, Series 2013, 5.250%, 12/01/25
995	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	B+	1,063,357
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
1,150	Total Iowa			1,232,133
	Kansas – 1.8%
3,000	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc,	5/20 at 100.00	BBB	3,043,140
	Refunding Series 2010S, 5.000%, 5/15/30
665	Overland Park Development Corporation, Kansas, Revenue Bonds, Overland Park Convention	12/19 at 100.00	BB	666,124
	Center, Second Tier Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at	12/22 at 100.00	N/R	1,711,200
	Lionsgate Project, Series 2012, 6.000%, 12/15/32

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
$ 1,130	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	$ 1,314,857
8,360	Total Kansas			6,735,321
	Kentucky – 0.9%
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project,	8/23 at 100.00	AA	1,119,500
	Series 2013, 5.700%, 8/01/39 – AGM Insured
2,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	2,190,820
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
3,000	Total Kentucky			3,310,320
	Louisiana – 5.9%
500	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery	6/28 at 100.00	N/R	533,525
	Health Sciences Academy Project, Series 2018A, 5.625%, 6/15/48, 144A
2,365	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy	12/21 at 100.00	N/R	2,548,879
	Foundation Project, Series 2011A, 7.750%, 12/15/31
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	AA–	2,158,600
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A,
	4.375%, 2/01/39
1,215	Louisiana Local Government Environmental Facilities and Community Development Authority,	10/25 at 100.00	AA	1,418,525
	Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative
	Student Facilities, 5.000%, 10/01/33 – AGM Insured
1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries	7/27 at 100.00	A	1,158,850
	of Our Lady Health System, Series 2017A, 5.000%, 7/01/47
2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Lafayette General Medical	5/20 at 100.00	BBB+	2,032,980
	Center Project, Refunding Series 2010, 5.500%, 11/01/40
1,000	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship	7/26 at 100.00	A	1,139,320
	Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A,
	5.000%, 7/01/56
3,305	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series	5/23 at 100.00	A3	3,436,374
	2008, 4.250%, 12/01/38
985	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	10/21 at 100.00	N/R (5)	1,061,781
	Refunding Series 2011, 5.250%, 10/01/28 (Pre-refunded 10/01/21)
	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,
	Refunding Series 2017:
2,835	0.000%, 10/01/31 (9)	No Opt. Call	Baa1	2,895,385
1,775	0.000%, 10/01/36	10/33 at 100.00	Baa1	1,821,753
1,165	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust	5/20 at 100.00	AA– (5)	1,253,120
	2016-XG0035, 14.563%, 5/01/39, 144A (Pre-refunded 5/01/20) (IF)
1,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	1,147,740
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
21,145	Total Louisiana			22,606,832
	Massachusetts – 1.4%
1,800	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A,	10/26 at 100.00	Baa2	2,089,476
	5.000%, 10/01/34
800	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017,	7/26 at 100.00	BBB–	901,008
	5.000%, 7/01/47
1,180	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/22 at 100.00	AA	1,256,782
	Series 2013, 5.000%, 7/01/25 (AMT)
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I	1/20 at 100.00	AA	629,600
	Series 2010A, 5.500%, 1/01/22
275	Massachusetts Housing Finance Agency, Housing Bonds, Series 2010C, 5.000%,	6/20 at 100.00	AA	279,436
	12/01/30 (AMT)
4,680	Total Massachusetts			5,156,302

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 0.0%
$ 10	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	12/19 at 100.00	A2	$ 10,027
	7/01/34 – NPFG Insured
	Missouri – 0.3%
1,095	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	1,131,058
	Shoppes Redevelopment Project, Refunding Series 2017A, 3.900%, 11/01/29
55	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/27 at 100.00	BBB–	63,085
	Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
1,150	Total Missouri			1,194,143
	Nebraska – 0.6%
2,150	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	9/27 at 100.00	AA+	2,304,542
	2018C, 3.750%, 9/01/38
	Nevada – 0.5%
2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	2,011,680
	International Airport, Series 2010A, 5.000%, 7/01/30
	New Jersey – 12.6%
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	A–	2,834,525
	Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%, 6/15/42
795	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	A–	900,767
	2015WW, 5.250%, 6/15/40 (UB) (4)
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	12/28 at 100.00	A–	2,270,920
	2018EEE, 5.000%, 6/15/43
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc, Series 1999:
1,000	5.125%, 9/15/23 (AMT)	8/22 at 101.00	BB	1,076,170
1,650	5.250%, 9/15/29 (AMT)	8/22 at 101.00	BB	1,803,615
2,155	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark	10/27 at 100.00	Ba1	2,503,808
	Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/37 (AMT)
780	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/19 at 100.00	Aaa	782,090
	2010-1A, 5.000%, 12/01/26
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	A–	11,696,800
	Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (4)
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	A–	23,338,200
	2018A, 5.000%, 12/15/34 (UB) (4)
755	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	832,365
	Bonds, Series 2018B, 5.000%, 6/01/46
51,635	Total New Jersey			48,039,260
	New York – 4.4%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	1,110,538
1,225	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	1,237,336
2,000	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	2,020,640
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St John	6/21 at 100.00	A–	1,071,830
	Fisher College, Series 2011, 6.000%, 6/01/34
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens	12/19 at 100.00	BBB	1,015,360
	Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
580	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	640,053
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	560,505
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia
	Airport Terminal B Redevelopment Project, Series 2016A:
$ 4,000	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	$ 4,257,840
2,105	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	2,328,109
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	277,635
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
2,150	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,140,196
15,925	Total New York			16,660,042
	Ohio – 11.0%
99,235	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	11/19 at 14.07	N/R	6,068,220
	Revenue Bonds, First Subordinate Capital Appreciation Turbo Term Series 2007B, 0.000%, 6/01/47
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
6,000	5.750%, 6/01/34	11/19 at 100.00	CCC+	6,007,560
8,000	5.875%, 6/01/47	11/19 at 100.00	B–	8,051,360
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB	779,920
	Services, Improvement Series 2010A, 5.625%, 7/01/26
10,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series	5/25 at 100.00	AA+	11,462,700
	2015, 5.000%, 5/15/40 (UB) (4)
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB (5)	3,272,370
	2011A, 5.750%, 11/15/31 (Pre-refunded 11/15/21)
1,000	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint	4/20 at 100.00	BBB–	1,015,650
	Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	5,295,000
	FirstEnergy Generation Project, Refunding Series 2006A, 0.000%, 12/01/23 (8)
133,995	Total Ohio			41,952,780
	Oklahoma – 0.1%
440	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	521,572
	Project, Series 2018B, 5.000%, 8/15/38
	Pennsylvania – 8.6%
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	12/21 at 100.00	B+	1,573,545
	Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011,
	6.550%, 12/01/27
1,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio	12/19 at 100.00	Caa1	1,229,882
	Valley General Hospital, Series 2005A, 5.125%, 4/01/35
530	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	568,425
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory
	Put 4/01/21) (8)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,765,000
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory Put 6/01/20) (8)
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
4,000	5.000%, 6/01/32 (UB) (4)	6/28 at 100.00	A1	4,907,400
2,260	5.000%, 6/01/33 (UB) (4)	6/28 at 100.00	A1	2,765,562
1,275	5.000%, 6/01/34 (UB) (4)	6/28 at 100.00	A1	1,555,551
2,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue	12/19 at 100.00	N/R (5)	2,014,620
	Bonds, Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)
1,080	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage	8/20 at 100.00	N/R (5)	1,197,494
	Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454,
	14.570%, 8/01/24, 144A (Pre-refunded 8/01/20) (IF) (4)

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue	1/20 at 100.00	BBB+	$ 1,006,080
	Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R (5)	1,236,636
	Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)
130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	150,366
	Properties Inc Student Housing Project at East Stroudsburg University of Pennsylvania, Series
	2016A, 5.000%, 7/01/31
1,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	No Opt. Call	AA	1,224,090
	Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation
	Series 2009E:
3,530	6.000%, 12/01/30	12/27 at 100.00	A	4,510,246
2,000	6.375%, 12/01/38	12/27 at 100.00	A	2,604,060
4,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds,	5/27 at 100.00	Baa1	4,484,160
	University of the Sciences in Philadelphia, Series 2017, 5.000%, 11/01/47 (UB) (4)
28,840	Total Pennsylvania			32,793,117
	Puerto Rico – 2.2%
75,000	Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2008A,	12/19 at 6.06	N/R	3,703,500
	0.000%, 5/15/57
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	930,000
	2.931%, 7/01/27
1,500	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue	12/19 at 100.00	A+	1,585,215
	Bonds, Modernization Series 2008, 5.125%, 12/01/27
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	2,034,980
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
79,500	Total Puerto Rico			8,253,695
	South Carolina – 2.3%
7,500	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A	8,747,100
	Series 2016B, 5.000%, 12/01/46 (UB) (4)
	Tennessee – 0.3%
1,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	12/26 at 100.00	N/R	1,027,320
	Project, Series 2016A, 5.125%, 12/01/42, 144A
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C,	No Opt. Call	A	174,789
	5.000%, 2/01/24
1,155	Total Tennessee			1,202,109
	Texas – 2.8%
80	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds,	6/21 at 100.00	BB	81,474
	Leadership Prep School, Series 2016A, 5.000%, 6/15/46
150	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa3	158,034
	Inc Project, Series 2012B, 4.750%, 11/01/42
825	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	7/25 at 100.00	B3	764,676
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series
	2015A, 5.000%, 7/01/47
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond	9/21 at 100.00	N/R (5)	2,494,656
	Trust 2016-XF2220, 20.001%, 9/01/41, 144A (Pre-refunded 9/01/21) (IF)
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue	12/21 at 100.00	N/R	662,500
	Bonds, Eden Home Inc, Series 2012, 2.576%, 12/15/47 (8)
1,675	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	Aaa	1,820,608
	Series 2018A, 4.250%, 9/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 425	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	$ 495,877
	Senior Lien Series 2008D, 6.250%, 12/15/26
810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/19 at 100.00	Baa2	817,322
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
1,275	5.000%, 12/31/50 (AMT)	12/25 at 100.00	Baa3	1,418,552
805	5.000%, 12/31/55 (AMT)	12/25 at 100.00	Baa3	893,244
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	6/20 at 100.00	Baa3	1,039,160
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34
9,845	Total Texas			10,646,103
	Utah – 0.3%
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	7/20 at 100.00	BB	1,018,710
	School, Series 2010A, 6.250%, 7/15/30
	Vermont – 0.8%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law
	School Project, Series 2011A:
1,000	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,055,030
1,760	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,859,370
2,760	Total Vermont			2,914,400
	Virginia – 2.7%
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	BBB+	5,661,800
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/37 – AGC Insured
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/19 at 100.00	B–	2,005,440
	Bonds, Series 2007B1, 5.000%, 6/01/47
1,155	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	1,319,553
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	1,099,678
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)
14,165	Total Virginia			10,086,471
	Washington – 3.1%
5,000	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016B, 5.000%,	4/26 at 100.00	Aa2	5,912,400
	10/01/31 (AMT) (UB) (4)
3,155	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley	12/26 at 100.00	Baa2	3,713,246
	Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/27
155	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	11/19 at 100.00	N/R	155,598
	Series 2013, 5.750%, 4/01/43
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	2,076,680
	Research Center, Series 2011A, 5.375%, 1/01/31
10,310	Total Washington			11,857,924
	West Virginia – 0.1%
750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System,	11/19 at 100.00	N/R	438,750
	Inc, Series 2008, 6.500%, 10/01/38 (8)
	Wisconsin – 8.3%
25	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/24 at 100.00	N/R	25,767
	School Bonds, North Carolina, Series 2017A, 5.000%, 6/15/37, 144A
170	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina	6/26 at 100.00	N/R	171,037
	Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/36, 144A

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
October 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 69	0.000%, 1/01/46, 144A	No Opt. Call	N/R	$ 2,349
68	0.000%, 1/01/47, 144A	No Opt. Call	N/R	2,271
68	0.000%, 1/01/48, 144A	No Opt. Call	N/R	2,267
67	0.000%, 1/01/49, 144A	No Opt. Call	N/R	2,246
67	0.000%, 1/01/50, 144A	No Opt. Call	N/R	2,166
73	0.000%, 1/01/51, 144A	No Opt. Call	N/R	2,377
1,896	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	1,682,258
72	0.000%, 1/01/52, 144A	No Opt. Call	N/R	2,311
71	0.000%, 1/01/53, 144A	No Opt. Call	N/R	2,279
71	0.000%, 1/01/54, 144A	No Opt. Call	N/R	2,242
70	0.000%, 1/01/55, 144A	No Opt. Call	N/R	2,202
69	0.000%, 1/01/56, 144A	No Opt. Call	N/R	2,174
68	0.000%, 1/01/57, 144A	No Opt. Call	N/R	2,136
67	0.000%, 1/01/58, 144A	No Opt. Call	N/R	2,094
67	0.000%, 1/01/59, 144A	No Opt. Call	N/R	2,077
67	0.000%, 1/01/60, 144A	No Opt. Call	N/R	2,029
66	0.000%, 1/01/61, 144A	No Opt. Call	N/R	1,975
65	0.000%, 1/01/62, 144A	No Opt. Call	N/R	1,944
64	0.000%, 1/01/63, 144A	No Opt. Call	N/R	1,907
64	0.000%, 1/01/64, 144A	No Opt. Call	N/R	1,890
63	0.000%, 1/01/65, 144A	No Opt. Call	N/R	1,843
62	0.000%, 1/01/66, 144A	No Opt. Call	N/R	1,754
808	0.000%, 1/01/67, 144A	No Opt. Call	N/R	21,539
160	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc,	12/27 at 100.00	BBB–	187,590
	Series 2017A, 5.200%, 12/01/37
2,905	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing	7/25 at 100.00	BBB–	3,204,651
	Foundation – Cullowhee LLC – Western California University Project, Series 2015A,
	5.000%, 7/01/35
1,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A,	No Opt. Call	AA	754,870
	0.000%, 12/15/31
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College,	6/20 at 100.00	N/R (5)	1,027,470
	Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health	4/20 at 100.00	A	505,460
	System, Inc, Series 2010B, 5.000%, 4/01/30
1,290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert	10/22 at 100.00	AA	1,497,871
	Community Health, Inc Obligated Group, Tender Option Bond Trust 2015-XF0118, 12.488%,
	4/01/42, 144A (IF) (4)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Ascension Health Alliance Senior Credit Group, Series 2016A:
10,000	5.000%, 11/15/35 (UB) (4)	5/26 at 100.00	AA+	11,863,000
5,000	5.000%, 11/15/36 (UB) (4)	5/26 at 100.00	AA+	5,919,150
3,000	5.000%, 11/15/39 (UB) (4)	5/26 at 100.00	AA+	3,509,910
25	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Monroe	8/25 at 100.00	N/R (5)	29,965
	Clinic Inc, Refunding Series 2016, 5.000%, 2/15/28 (Pre-refunded 8/15/25)
1,090	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three	8/23 at 100.00	A	1,183,653
	Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43
30,287	Total Wisconsin			31,628,724

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.6%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, LLC –
	University of Wyoming Project, Series 2011:
$ 710	6.250%, 7/01/31	7/21 at 100.00	BBB	$ 746,828
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,677,504
2,310	Total Wyoming			2,424,332
$ 632,459	Total Long-Term Investments (cost $444,711,592)			480,727,796
	Floating Rate Obligations – (31.3)%			(118,892,000)
	Other Assets Less Liabilities – 4.8%			18,124,906
	Net Assets Applicable to Common Shares – 100%			$ 379,960,702

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.

(8)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(9)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2019

	NUV	NUW	NMI	NEV
Assets
Long-term investments, at value (cost $1,946,181,597, $228,219,330,
$90,276,141 and $444,711,592, respectively)	$2,188,112,622	$260,289,713	$98,444,032	$480,727,796
Short-term investments, at value (cost approximates value)	7,920,000	—	—	—
Cash	—	1,836,044	215,804	8,458,474
Cash collateral at brokers for investments in futures contracts(1)	—	383,000	—	—
Receivable for:
Interest	25,761,273	2,681,509	1,220,332	8,241,113
Investments sold	14,340,000	5,000	334,585	6,417,951
Deferred offering costs	—	160,000	—	—
Other assets	367,358	1,405	1,411	25,373
Total assets	2,236,501,253	265,356,671	100,216,164	503,870,707
Liabilities
Cash overdraft	7,965,272	—	—	—
Floating rate obligations	29,705,000	2,000,000	—	118,892,000
Payable for:
Dividends	5,802,253	699,188	291,185	1,400,531
Interest	77,450	2,404	—	910,088
Investments purchased	4,515,160	—	—	2,308,698
Variation margin on futures contracts	—	236,438	—	—
Accrued expenses:
Management fees	805,344	124,535	51,504	292,952
Directors/Trustees fees	374,047	2,377	901	26,913
Shelf offering costs	—	41,149	—	—
Other	333,824	60,833	50,239	78,823
Total liabilities	49,578,350	3,166,924	393,829	123,910,005
Net assets applicable to common shares	$2,186,922,903	$262,189,747	$99,822,335	$379,960,702
Common shares outstanding	206,875,449	15,516,082	8,815,081	24,950,068
Net asset value (“NAV”) per common share outstanding	$10.57	$16.90	$11.32	$15.23

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,068,754	$155,161	$88,151	$249,501
Paid-in surplus	1,956,383,687	229,910,880	91,191,187	347,118,270
Total distributable earnings	228,470,462	32,123,706	8,542,997	32,592,931
Net assets applicable to common shares	$2,186,922,903	$262,189,747	$99,822,335	$379,960,702
Authorized common shares	350,000,000	Unlimited	200,000,000	Unlimited

(1) Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Year Ended October 31, 2019

	NUV	NUW	NMI	NEV
Investment Income	$88,844,695	$11,019,581	$4,508,659	$24,201,645
Expenses
Management fees	9,555,279	1,487,923	593,560	3,488,750
Interest expense	748,000	175,215	—	2,241,574
Custodian fees	205,864	34,422	26,351	56,607
Directors/Trustees fees	63,549	7,581	2,909	11,063
Professional fees	77,000	72,152	66,999	55,364
Shareholder reporting expenses	209,393	29,252	45,725	35,756
Shareholder servicing agent fees	394,240	280	7,327	224
Stock exchange listing fees	58,072	7,873	7,496	7,002
Investor relations expenses	93,093	11,093	4,687	15,814
Other	134,231	21,298	16,687	60,248
Total expenses	11,538,721	1,847,089	771,741	5,972,402
Net investment income (loss)	77,305,974	9,172,492	3,736,918	18,229,243
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,207,524	830,880	310,265	1,410,685
Futures contracts	—	(1,126,291)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	149,146,468	17,969,895	3,889,403	21,894,612
Futures contracts	—	267,165	—	—
Net realized and unrealized gain (loss)	151,353,992	17,941,649	4,199,668	23,305,297
Net increase (decrease) in net assets applicable to common shares
from operations	$228,659,966	$27,114,141	$7,936,586	$41,534,540

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NUV		NUW
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/19	10/31/18	10/31/19	10/31/18
Operations
Net investment income (loss)	$77,305,974	$78,480,821	$9,172,492	$10,739,136
Net realized gain (loss) from:
Investments	2,207,524	(1,117,529)	830,880	1,480,929
Futures contracts	—	—	(1,126,291)	—
Change in net unrealized appreciation (depreciation) of:
Investments	149,146,468	(91,610,753)	17,969,895	(15,564,805)
Futures contracts	—	—	267,165	—
Net increase (decrease) in net assets applicable to common shares
from operations	228,659,966	(14,247,461)	27,114,141	(3,344,740)
Distributions to Common Shareholders
Dividends	(76,957,670)	(80,577,992)	(11,574,595)	(13,775,655)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(76,957,670)	(80,577,992)	(11,574,595)	(13,775,655)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	1,920,037	5,126,753
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	—	—	118,439	324,271
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	—	—	2,038,476	5,451,024
Net increase (decrease) in net assets applicable to common shares	151,702,296	(94,825,453)	17,578,022	(11,669,371)
Net assets applicable to common shares at the beginning of period	2,035,220,607	2,130,046,060	244,611,725	256,281,096
Net assets applicable to common shares at the end of period	$2,186,922,903	$2,035,220,607	$262,189,747	$244,611,725

See accompanying notes to financial statements.

	NMI		NEV
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/19	10/31/18	10/31/19	10/31/18
Operations
Net investment income (loss)	$3,736,918	$3,752,004	$18,229,243	$18,814,566
Net realized gain (loss) from:
Investments	310,265	626,362	1,410,685	(814,787)
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	3,889,403	(4,414,017)	21,894,612	(18,566,356)
Futures contracts	—	—	—	—
Net increase (decrease) in net assets applicable to common shares
from operations	7,936,586	(35,651)	41,534,540	(566,577)
Distributions to Common Shareholders
Dividends	(4,407,671)	(3,961,991)	(16,916,146)	(19,171,632)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(4,407,671)	(3,961,991)	(16,916,146)	(19,171,632)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	828,032	2,135,825	—	—
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	69,151	120,057	—	—
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	897,183	2,255,882	—	—
Net increase (decrease) in net assets applicable to common shares	4,426,098	(1,741,760)	24,618,394	(19,738,209)
Net assets applicable to common shares at the beginning of period	95,396,237	97,137,997	355,342,308	375,080,517
Net assets applicable to common shares at the end of period	$99,822,335	$95,396,237	$379,960,702	$355,342,308

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended October 31, 2019

NEV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$41,534,540
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(64,261,863)
Proceeds from sales and maturities of investments	52,926,212
Amortization (Accretion) of premiums and discounts, net	838,057
(Increase) Decrease in:
Receivable for interest	(543,791)
Receivable for investments sold	(2,635,998)
Other assets	13,327
Increase (Decrease) in:
Payable for interest	910,088
Payable for investments purchased	2,308,698
Accrued management fees	(945)
Accrued Directors/Trustees fees	2,142
Accrued other expenses	6,964
Net realized (gain) loss from investments	(1,410,685)
Change in net unrealized appreciation (depreciation) of investments	(21,894,612)
Net cash provided by (used in) operating activities	7,792,134
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(5,379,521)
Proceeds from floating rate obligations	22,962,000
Cash distributions paid to common shareholders	(16,916,139)
Net cash provided by (used in) financing activities	666,340
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	8,458,474
Cash and Cash Collateral at Brokers at the beginning of period	—
Cash and Cash Collateral at Brokers at the end of period	$8,458,474

Supplemental Disclosures of Cash Flow Information	NEV
Cash paid for interest	$1,331,486

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Shelf Offering Costs	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price
NUV
Year Ended 10/31:
2019	$9.84	$0.37	$0.73	$1.10	$(0.37)	$—	$(0.37)	$—	$—		$10.57	$10.43
2018	10.30	0.38	(0.45)	(0.07)	(0.39)	—	(0.39)	—	—		9.84	9.18
2017	10.39	0.40	(0.10)	0.30	(0.39)	—	(0.39)	—	—		10.30	10.12
2016	10.20	0.40	0.18	0.58	(0.39)	—	(0.39)	—	—	*	10.39	9.98
2015	10.21	0.42	(0.03)	0.39	(0.40)	—	(0.40)	—	—		10.20	10.07

NUW
Year Ended 10/31:
2019	15.88	0.60	1.16	1.76	(0.65)	(0.10)	(0.75)	—	0.01		16.90	16.83
2018	16.99	0.70	(0.92)	(0.22)	(0.72)	(0.18)	(0.90)	—	0.01		15.88	14.36
2017	17.22	0.75	(0.26)	0.49	(0.73)	—	(0.73)	(0.01)	0.02		16.99	17.17
2016	17.17	0.76	0.06	0.82	(0.79)	—	(0.79)	(0.01)	0.03		17.22	16.96
2015	17.19	0.80	(0.04)	0.76	(0.79)	—	(0.79)	—	0.01		17.17	17.22

(a)
Total Return Based on Common Shares NAV is the combination of changes in common shares NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratio Applicable to Common Shares
Common Shares Total Returns			Ratios to Average Net Assets

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

11.35%	17.92%	$2,186,923	0.54%	3.63%	13%
(0.71)	(5.55)	2,035,221	0.54	3.76	20
3.03	5.48	2,130,046	0.52	3.89	17
5.74	2.91	2,150,444	0.51	3.87	11
3.94	8.86	2,096,508	0.53	4.08	16

11.38	22.81	262,190	0.73	3.61	31
(1.31)	(11.54)	244,612	0.80	4.26	30
3.02	5.71	256,281	0.81	4.45	16
4.90	2.99	247,394	0.71	4.38	12
4.56	6.79	228,952	0.72	4.72	6

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NUV		NUW
Year Ended 10/31:		Year Ended 10/31:
2019	0.04%	2019	0.07%
2018	0.03	2018	0.10
2017	0.01	2017	0.06
2016	0.01	2016	0.03
2015	0.00**	2015	0.02

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Shelf Offering Costs	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price
NMI
Year Ended 10/31:
2019	$10.92	$0.43	$0.47	$0.90	$(0.43)	$(0.07)	$(0.50)	$—	$—	*	$11.32	$11.33
2018	11.38	0.43	(0.43)	—	(0.46)	—	(0.46)	(0.01)	0.01		10.92	10.09
2017	11.61	0.48	(0.22)	0.26	(0.49)	—	(0.49)	(0.01)	0.01		11.38	11.45
2016	11.47	0.50	0.15	0.65	(0.51)	—	(0.51)	—	—		11.61	12.20
2015	11.52	0.51	(0.05)	0.46	(0.51)	—	(0.51)	—	—		11.47	11.05

NEV
Year Ended 10/31:
2019	14.24	0.73	0.94	1.67	(0.68)	—	(0.68)	—	—		15.23	14.60
2018	15.03	0.75	(0.77)	(0.02)	(0.77)	—	(0.77)	—	—		14.24	12.70
2017	15.58	0.82	(0.55)	0.27	(0.82)	—	(0.82)	—	—		15.03	14.28
2016	15.59	0.85	0.04	0.89	(0.95)	—	(0.95)	—	0.05		15.58	14.75
2015	15.69	0.93	(0.06)	0.87	(0.97)	—	(0.97)	—	—		15.59	15.38

(a)
Total Return Based on Common Shares NAV is the combination of changes in common shares NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratio Applicable to Common Shares
Common Shares Total Returns			Ratios to Average Net Assets

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

8.45%	17.61%	$99,822	0.79%		3.83%		10%
(0.05)	(8.14)	95,396	0.89		3.87		17
2.34	(2.04)	97,138	0.79		4.23		12
5.71	15.22	96,532	0.76		4.33		4
4.08	2.31	95,149	0.74		4.43		10

11.92	20.66	379,961	1.61		4.92		11
(0.17)	(5.93)	355,342	1.42		5.14		15
1.93	2.50	375,081	1.14		5.47		8
6.10	1.85	388,835	1.03		5.44		6
5.68	9.90	328,856	1.05(c	)	5.93(c	)	12

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMI		NEV
Year Ended 10/31:		Year Ended 10/31:
2019	—%	2019	0.61%
2018	—	2018	0.40
2017	—	2017	0.17
2016	0.03	2016	0.07
2015	0.01	2015	0.07

(c)
During the fiscal year ended October 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares excluding this expense reimbursement from Adviser are as follows:

	Ratios to Average Net Assets
		Net Investment
NEV	Expenses	Income (Loss)
Year Ended 10/31:
2015	1.08%	5.91%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
●	Nuveen Municipal Value Fund, Inc. (NUV)
●	Nuveen AMT-Free Municipal Value Fund (NUW)
●	Nuveen Municipal Income Fund, Inc. (NMI)
●	Nuveen Enhanced Municipal Value Fund (NEV)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NUV and NMI were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. NUW and NEV were organized as Massachusetts business trusts on November 19, 2008 and July 27, 2009, respectively.
The end of the reporting period for the Funds is October 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (“the Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2018-18, if any.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Notes to Financial Statements (continued)
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NUV	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$2,188,112,622	$—		$2,188,112,622
Short-Term Investments*:
Municipal Bonds	—	7,920,000	—		7,920,000
Total	$—	$2,196,032,622	$—		$2,196,032,622
NUW
Long-Term Investments*:
Municipal Bonds	$—	$260,289,713	$—		$260,289,713
Investments in Derivatives:
Futures Contracts***	267,165	—	—		267,165
Total	$267,165	$260,289,713	$—		$260,556,878
NMI
Long-Term Investments*:
Municipal Bonds	$—	$98,444,032	$—		$98,444,032
NEV
Long-Term Investments*:
Municipal Bonds	$—	$480,715,191	$12,605	**	$480,727,796

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NUV	NUW	NMI	NEV
Floating rate obligations: self-deposited Inverse Floaters	$29,705,000	$2,000,000	$—	$118,892,000
Floating rate obligations: externally-deposited Inverse Floaters	—	1,500,000	—	86,730,000
Total	$29,705,000	$3,500,000	$—	$205,622,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NUV	NUW	NMI	NEV
Average floating rate obligations outstanding	$37,103,260	$8,544,863	$—	$103,378,529
Average annual interest rate and fees	2.02%	2.05%	—%	2.17%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

Notes to Financial Statements (continued)
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NUV	NUW	NMI	NEV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$29,705,000	$2,000,000	$—	$110,892,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	1,500,000	—	84,220,000
Total	$29,705,000	$3,500,000	$—	$195,112,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NUV	NUW	NMI	NEV
Purchases	$267,859,867	$79,395,140	$9,938,868	$64,261,863
Sales and maturities	311,627,120	89,089,907	9,966,667	52,926,212

Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

NUV
Outstanding when-issued/delayed delivery purchase commitments	$4,515,160

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market”

of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current reporting period, NUW managed the duration of their respective portfolios by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

NUW
Average notional amount of futures contracts outstanding*	$(14,777,787)

*  The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities

Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NUW
Interest rate	Futures contracts	—	—	Payable for variation margin	$267,165
				on futures contracts*

* Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying Risk	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Exposure	Instrument	Futures Contracts	Futures Contracts
NUW	Interest rate	Futures contracts	$(1,126,291)	$267,165

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)

5. Fund Shares
Common Share Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV common per share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	NUW		NMI
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/19	10/31/18	10/31/19	10/31/18
Additional authorized common shares	1,500,000	1,400,000	800,000	800,000
Common shares sold	109,938	299,412	72,629	187,400
Offering proceeds, net of offering costs	$1,920,037	$5,126,753	$828,032	$2,135,825

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NUW		NMI
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/19	10/31/18	10/31/19	10/31/18
Common shares:
Issued to shareholders due to reinvestment of distributions	7,010	19,194	6,120	10,654
Sold through shelf offering	109,938	299,412	72,629	187,400
Weighted average common share:
Premium to NAV per shelf offering common share sold	5.25%	2.92%	1.40%	4.54%

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Municipal Value (NUW) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2019.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NUV	NUW	NMI	NEV
Tax cost of investments	$1,918,483,699	$225,677,096	$90,127,687	$324,891,312
Gross unrealized:
Appreciation	$257,196,368	$33,213,516	$8,399,976	$41,172,236
Depreciation	(9,352,374)	(333,734)	(83,631)	(4,226,493)
Net unrealized appreciation (depreciation) of investments	$247,843,994	$32,879,782	$8,316,345	$36,945,743

Permanent differences, primarily due to taxable market discount, expiration of capital loss carryforwards and distribution reallocations resulted in reclassifications among the Funds’ components of net assets as of October 31, 2019, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2019, the Funds’ tax year end, were as follows:

	NUV	NUW	NMI	NEV
Undistributed net tax-exempt income[1]	$8,041,006	$—	$228,467	$2,195,771
Undistributed net ordinary income[2]	2,536,534	—	—	—
Undistributed net long-term capital gains	—	—	315,472	—

[1] Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2019 and paid on November 1, 2019.
[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2019 and October 31, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income[3]	$75,629,909	$9,785,093	$3,665,241	$16,589,036
Distributions from net ordinary income[2]	1,327,761	346,584	111,090	327,110
Distributions from net long-term capital gains[4]	—	1,576,014	628,561	—
2018	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income	$77,578,299	$10,780,837	$3,970,866	$19,174,127
Distributions from net ordinary income[2]	3,310,007	288,792	22,215	284,431
Distributions from net long-term capital gains	—	2,745,797	—	—

[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3] The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2019, as Exempt Interest Dividends.
[4] The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2019.

Notes to Financial Statements (continued)

As of October 31, 2019, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NUV	NUW	NEV
Not subject to expiration:
Short-term	$10,969,504	$26,821	$4,354,156
Long-term	12,568,429	—	784,747
Total	$23,537,933	$26,821	$5,138,903

As of October 31, 2019, the Funds’ tax year end, $16,146,849 of NEV’s capital loss carryforward expired.
During the Funds’ tax year ended October 31, 2019, the following Funds utilized capital loss carryforwards as follows:

	NUV	NEV
Utilized capital loss carryforwards	$1,619,489	$1,426,087

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NUV a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for NUV is calculated according to the following schedule:

NUV
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000

In addition, NUV pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

NUV
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee, payable monthly, for NUW, NMI and NEV is calculated according to the following schedules:

NUW
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NMI
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For net assets over $5 billion	0.3625

NEV
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NUV and NMI):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2019, the complex- level fee rate for each Fund was 0.1566%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.

Notes to Financial Statements (continued)

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NUV	NUW	NMI
Maximum outstanding balance	$18,500,000	$3,782,495	$684,069

During each Fund’s utilization period(s), during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NUV	NUW	NMI
Utilization period (days outstanding)	64	2	2
Average daily balance outstanding	$8,709,562	$3,782,495	$684,069
Average annual interest rate	3.33%	3.50%	3.50%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Additional Fund Information (Unaudited)

Board of Directors/Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI	NEV
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

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Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

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Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

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Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

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Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

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Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

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S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

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Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees or Directors, as applicable (each, a “Board” and each Trustee or Director, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
●
Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

●	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
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Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

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Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

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Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

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Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

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Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

●
Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

●	with respect specifically to closed-end funds, such initiatives also included:
●●
Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

●●
Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

●●	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and
●●
Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Municipal Value Fund, Inc. (the “Municipal Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period, the Fund ranked in the first quartile for the one-year period and second quartile for the three-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen AMT-Free Municipal Value Fund (the “AMT-Free Municipal Value Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group and the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund ranked in the third quartile of its Performance Peer Group and outperformed its benchmark for the three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen Municipal Income Fund, Inc. (the “Municipal Income Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Enhanced Municipal Value Fund (the “Enhanced Municipal Value Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. Although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs)

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that: (a) the Municipal Value Fund, AMT-Free Municipal Value Fund and Municipal Income Fund each had a net management fee and a net expense ratio that were below its respective peer averages; and (b) the Enhanced Municipal Value Fund had a net management fee that was slightly higher than its peer average, but a net expense ratio that was in line with its peer average. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. In addition, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Quality Control Corporation (since 2012); member: Catalyst Schools of
333 W. Wacker Drive	Chairman and	2008	Chicago Board (since 2008) and Mather Foundation Board (since 2012),	159
Chicago, IL 6o6o6	Board Member	Class II	and chair of its Investment Committee; formerly, Director, Fulcrum IT
Services LLC (2010-2019); formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (since 1994);
formerly, Member, Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern Trust
Japan Board (2004-2007), Northern Trust Securities Inc. Board
(2003-2007) and Northern Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	159
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe
College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly,
Director, Alliant Energy and The Gazette Company; formerly, Director,
Federal Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	159
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance, School
of Business at the University of Connecticut (2003-2006); previously, Senior
Vice President and Director of Research at the Federal Reserve Bank of
Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., a provider of solutions	159
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions; formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of
Verizon Communications, Inc. (2000-2003); formerly, President, One Point
Services at One Point Communications (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of
Zenith Electronics Corporation.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; served on The President’s Council, Fordham University (2010-	159
Chicago, IL 6o6o6		Class II	2018); and previously was a Director of The Curran Center for Catholic
American Studies (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014):
formerly, Chairman of the Board of Trustees of Marian University (2010
as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of
ABN AMRO N.V. North America, and Global Head of its Financial
Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-
the Americas (2006-2007), CEO of Wholesale Banking North America and
Global Head of Foreign Exchange and Futures Markets (2001-2006), and
Regional Commercial Treasurer and Senior Vice President Trading-North
America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for
1947			Forestry and Communities (since 2013); formerly, Executive Director
333 W. Wacker Drive	Board Member	1997	(1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto,	159
Chicago, IL 6o6o6		Class I	Executive Director, Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	159
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public Authority
Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	159
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New York-
Presbyterian Hospital (since 2005); Member (since 2004) and Chair
(since 2015) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	157
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc.
(formerly, JPMorgan Funds Management, Inc. and formerly, One Group
Administrative Services) and JPMorgan Distribution Services, Inc.
(formerly, One Group Dealer Services, Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Interested Board Member:

■ MARGO L. COOK(3)			President (since 2017), formerly, Co-Chief Executive Officer and
1964			Co-President (2016-2017), formerly, Senior Executive Vice President of
333 W. Wacker Drive	Board Member	2016	Nuveen Investments, Inc.; President, Global Products and Solutions	159
Chicago, IL 6o6o6		Class III	(since 2017), and, Co-Chief Executive Officer (since 2015), formerly,
Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive
Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice
President of Nuveen Fund Advisors, LLC (Executive Vice President
2011-2015); President (since 2017), Nuveen Alternative Investments, LLC;
Chartered Financial Analyst.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director
333 W. Wacker Drive	Administrative	2007	(since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered
Chicago, IL 6o6o6	and Treasurer		Financial Analyst.

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen
1963			(since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing
1974			Director (since 2017), formerly, Vice President (2010-2017) of Nuveen;
333 W. Wacker Drive	Vice President	2019	Head of Investment Oversight (since 2017), formerly, Team Leader of
Chicago, IL 6o6o6			Manager Oversight (2015-2017); Chartered Financial Analyst and
Certified Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since
1963			May 2019); Senior Managing Director (since May 2019) of Nuveen Fund
8500 Andrew Carnegie Blvd.	Vice President	2019	Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth
Charlotte, NC 28262			& Investment Management Division, Wells Fargo Bank (NA) (from
2013-2019).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President
333 W. Wacker Drive	and Assistant	2007	(2016-2017) and Managing Director and Assistant Secretary (2008-2016);
Chicago, IL 6o6o6	Secretary		Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of
Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008-2016); Senior Managing Director (since 2017),
Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund
Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing
Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing
Director (since 2017), Secretary (since 2016) and Associate General Counsel
(since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice
President (2016-2017) and Managing Director and Assistant Secretary
(2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016)
of Nuveen Investments Advisers, LLC, formerly Executive Vice President
(2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly,
Assistant Secretary, of NWQ Investment Management Company, LLC,
Symphony Asset Management LLC, Santa Barbara Asset Management, LLC
and Winslow Capital Management, LLC (since 2010). Senior Managing Director
(since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at
1973			Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019);
8500 Andrew Carnegie Blvd.	Vice President	2019	Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment
Charlotte, NC 28262			Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund
Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966			(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC and
333 W. Wacker Drive	Vice President	2018	Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly,
Chicago, IL 60606			Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen,
has held various positions with Nuveen since 1991.

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director (from
1967			2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments,
333 W. Wacker Drive	Vice President	2017	LLC; Executive Vice President (since 2017), formerly, Managing Director
Chicago, IL 6o6o6			(2015-2017), of Nuveen Securities, LLC; formerly, Managing Director
(2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities,
1971	Vice President		LLC; Managing Director (since 2017), formerly, Senior Vice President
333 W. Wacker Drive	and Assistant	2008	(2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016)
Chicago, IL 6o6o6	Secretary		of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior
Vice President (2012-2017) and Associate General Counsel (since 2016), formerly,
Assistant General Counsel (2008-2016) of Nuveen.

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017)
1975			and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Senior Managing Director
TIAA	and Controller	2019	(since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal
730 Third Avenue			Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the
New York, NY 10017			TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer
(since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund
Administration (2014-2015); has held various positions with TIAA since 2006.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds (continued):

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC
1968	Vice President		(since 2008); Vice President and Assistant Secretary of Nuveen Fund
333 W. Wacker Drive	and Assistant	2008	Advisors, LLC (since 2019); Vice President (since 2010) and Associate
Chicago, IL 60606	Secretary		General Counsel (since 2016), formerly, Assistant General Counsel
(2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities,
1956	Vice President		LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of
333 W. Wacker Drive	Secretary	1988	Nuveen Investments, Inc.; Managing Director (since 2002), Assistant
Chicago, IL 60606			Secretary (since 1997) and Co-General Counsel (since |2011) of Nuveen Fund
Advisors, LLC; Managing Director, Assistant Secretary and Associate General
Counsel of Nuveen Asset Management, LLC (since 2011); Vice President
(since 2017), formerly, Managing Director (2003-2017) and Assistant
Secretary (since 2003) of Symphony Asset Management LLC; Managing
Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management,
LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010);
Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)	Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-A-1019D 1032014-INV-Y-12/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Income Fund, Inc.

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2019	$22,420	$5,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2018	$22,420	$5,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2019	$ 0	$ 0	$ 0	$ 0
October 31, 2018	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone, Chair and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual had primary responsibility for the day-to-day implementation of the registrant’s investment strategies:
Christopher L. Drahn, CFA, Managing Director at Nuveen Asset Management, manages tax-exempt fixed income portfolios as well as mutual funds and closed-end funds.  He began working in the financial industry when he joined FAF Advisors in 1980.  Chris became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  Chris holds the Chartered Financial Analyst designation.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	9	$14.13 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$122 million
*	Assets are as of October 31, 2019. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION
As of the most recently completed fiscal year end, portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.
There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NMI SECURITIES AS OF OCTOBER 31, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Christopher L. Drahn	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: January 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 8, 2020